UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ITRON, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Your immediate attention to these materials is greatly appreciated.

March 16, 2012

Dear Itron Shareholder:

On behalf of the Board of Directors, I invite you to attend the Itron, Inc. 2012 Annual Meeting of Shareholders. We hope you can join us. The annual meeting will be held:

At:	Principal Executive Offices of the Company Itron, Inc. — in the Atrium 2111 N. Molter Road Liberty Lake, Washington 99019

On:	Friday, May 4, 2012

Time:	8:00 a.m., local time

For our shareholders’ convenience, we will provide a continental breakfast beginning at 7:30 a.m. At that time, shareholders will also have an opportunity to meet personally with our directors and officers to discuss any questions they may have. The annual meeting will begin promptly at 8:00 a.m.

We are delivering our proxy materials to all of our shareholders over the Internet to conserve natural resources and lower printing and delivery costs. On or about March 23, 2012, we will mail to you a Notice of Internet Availability of Proxy Materials (Notice) that provides instructions on how to access via the Internet, our Notice of Annual Meeting of Shareholders, the proxy statement, and our Annual Report to Shareholders (proxy materials). On the date of mailing, we will make these proxy materials accessible on the Internet according to the instructions in the Notice. The Notice also contains instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a printed copy of the proxy materials by mail, if desired, including a paper proxy card for voting purposes. You may revoke your proxy at any time before it is voted at the meeting.

Whether or not you plan to attend the annual meeting, I encourage you to vote your proxy and take an active role in the overall governance of our company. Please take the time now to read the proxy statement and vote by telephone or the Internet (or by mail if you request printed materials) so that you are assured of an opportunity to participate in the governance of our Company by voting on the matters scheduled to come before the meeting. Regardless of the number of Itron shares you own, your presence in person or by proxy is important for quorum purposes, and your vote is important for proper corporate action.

Thank you for your continuing interest in Itron. We look forward to seeing you at our annual meeting.

Sincerely,

LeRoy D. Nosbaum
President and Chief Executive Officer

Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019-9469; (509) 924-9900 or (800) 635-5461

ITRON, INC.

2111 N. Molter Road

Liberty Lake, Washington 99019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Itron, Inc. will be held at the principal executive offices of Itron, Inc., in the Atrium, at 2111 N. Molter Road, Liberty Lake, Washington, at 8:00 a.m., local time, on Friday, May 4, 2012, for the following purposes:

(1)	to elect three directors to the Itron, Inc. Board of Directors;

(2)	to hold an advisory vote (non-binding) on the compensation we pay our named executive officers, as disclosed in these materials;

(3)	to approve the Itron, Inc. 2012 Employee Stock Purchase Plan;

(4)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year; and

(5)	to transact any other business that may properly come before the annual meeting.

The Board of Directors has established the close of business on March 2, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

All shareholders are cordially invited to attend the annual meeting in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER ANNUAL MEETING TO BE HELD ON MAY 4, 2012:

Our proxy statement is attached. Financial and other information concerning Itron is contained in our Annual Report to Shareholders for the 2011 fiscal year. The proxy statement and our Annual Report are available for all shareholders at http://bnymellon.mobular.net/bnymellon/itri.

Your vote is very important. To ensure representation at the annual meeting, shareholders are urged to vote as promptly as possible. To vote your shares, please refer to the voting instruction form on the website noted above, or review the section titled “Voting” beginning on page one of the accompanying proxy statement. Any shareholder attending the annual meeting may vote in person even if that shareholder has returned a proxy.

By order of the Board of Directors,

John W. Holleran
Corporate Secretary

Liberty Lake, Washington

March 16, 2012

PROXY STATEMENT

This proxy statement is being furnished to shareholders of Itron, Inc. in connection with the solicitation by our Board of Directors of proxies for use at the 2012 Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of Itron, Inc. (Itron, or the Company), in the Atrium, at 2111 N. Molter Road, Liberty Lake, Washington, at 8:00 a.m., local time, on Friday, May 4, 2012, for the purposes listed in the accompanying Notice of Annual Meeting of Shareholders. We expect to mail to all of our shareholders a Notice of Internet Availability of Proxy Materials, as described below, on or about March 23, 2012.

Internet Availability of Annual Meeting Materials

Our proxy materials will be available for you to access over the Internet. On or about March 23, 2012, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (Notice) directing shareholders to the web site noted below where they can access our proxy materials and view instructions on how to vote via the Internet or by phone. The Notice will also provide instructions for obtaining paper copies of the proxy materials and a proxy card, if requested by a shareholder.

The following proxy materials are available for you to review online at http://bnymellon.mobular.net/bnymellon/itri:

■	The Company’s Notice of Annual Meeting of Shareholders;

■	The Company’s 2012 Proxy Statement;

■	The Company’s Annual Report to Shareholders for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and

■	Any amendments to the foregoing materials that may be required to be furnished to the shareholders by the SEC.

Proposals to Be Voted On at the Annual Meeting

At the annual meeting, we will consider and vote on the following proposals:

(1)	to elect three directors to the Itron, Inc. Board of Directors for terms of three years (until our 2015 annual meeting of shareholders);

(2)	to hold an advisory vote (non-binding) on the compensation we pay to our named executive officers (the “Say-on-Pay” vote);

(3)	to approve the adoption of the Itron, Inc. 2012 Employee Stock Purchase Plan;

(4)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year; and

(5)	to transact any other business that may properly come before the annual meeting.

Record Date and Outstanding Shares

Holders of record of our common stock at the close of business on March 2, 2012, are entitled to notice of, and to vote at, the annual meeting. On the record date, there were 39,952,355 shares of our common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the three directors to be elected and one vote on each other matter to be voted on at the annual meeting. Each of our directors and executive officers intends to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of (1) the election of the nominees for director, (2) the advisory approval of the compensation we pay our named executive officers, (3) the adoption of the Itron, Inc. 2012 Employee Stock Purchase Plan, and (4) the ratification of Ernst & Young LLP as our independent registered public accounting firm.

Quorum and Voting

Each shareholder is entitled to one vote per share of common stock held on each matter to be voted on. The presence at the annual meeting, in person or by proxy, of holders of a majority of the outstanding shares of common stock on the record date will constitute a quorum. Abstentions and “broker non-votes” (shares held by a broker or nominee who does not have the authority, express or discretionary, to vote on a particular matter) on any of the proposals to be voted on will be counted only for purposes of determining the presence of a quorum.

You may vote your shares in one of several ways, depending on how you own your shares.

Registered Shareholders

If your shares are held in your name, you may vote by Internet (by going to http://www.proxyvoting.com/itri and following the voting instructions) or by toll-free telephone (by calling 1-866-540-5760 and following the voting instructions). You may also vote by mail but only if you request paper copies of the proxy materials pursuant to the instructions in the Notice, and you mark, sign, date, and mail the proxy card enclosed with the printed proxy materials requested by you, in the postage-paid envelope that will be provided. You may also vote by attending the annual meeting.

Beneficial Shareholders

If your shares are held in the name of a broker, bank, or other nominee, follow the voting instructions on the voting instruction form provided by the holder of record, to vote your shares.

Proposal One – Election of Directors: Each nominee for director is elected by the vote of the majority of the votes cast with respect to that director’s election. Holders of common stock are not entitled to cumulative votes in the election of directors. Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares in the election of directors, absent voting instructions from you. Therefore, if you do not provide voting instructions on proposal number one to the holder of record for your shares, they will not be voted in the election of directors.

Proposal Two – Say-on-Pay Vote (non-binding): The affirmative vote of the majority of our shares represented at the meeting, either in person or by proxy, is required for advisory (non-binding) approval of this proposal. Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you do not provide voting instructions on proposal number two to the holder of record for your shares, they will not be voted on this proposal.

Proposal Three – Approval of the Itron, Inc. 2012 Employee Stock Purchase Plan: Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you do not provide voting instructions on proposal number three to the holder of record for your shares, they will not be voted on this proposal.

Proposal Four – Ratification of Appointment of Independent Auditor: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012 will be ratified if the majority of the votes cast, either in person or by proxy, are in favor of the proposal. Abstentions from voting will not be counted. Brokers and other holders of record do have discretionary authority to vote shares on this matter. Therefore, there will be no broker non-votes on the ratification of the Company’s independent registered public accounting firm.

Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the annual meeting, the shares represented by the proxy will be voted as follows: (i) FOR all four proposals; and (ii) in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting.

Revocability of Proxies

Shares represented at the annual meeting by properly signed proxies will be voted at the annual meeting in accordance with the instructions given in the proxy. A shareholder may revoke a proxy at any time before the vote. Mere attendance at the annual meeting will not revoke a proxy. A proxy may be revoked only by:

■	submitting a later-dated proxy for the same shares at any time before the proxy is voted;

■	delivering written notice of revocation to the Corporate Secretary of Itron at any time before the vote; or

■	attending the annual meeting and voting in person.

If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the Internet site, whichever is applicable to your earlier vote, and follow the directions for changing your vote. If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn).

Proxy Solicitation Costs

We have retained Innisfree M&A Incorporated, to aid in the solicitation of proxies. We will bear the cost of such solicitation of proxies, which we estimate will be approximately $8,500 plus expenses. Proxies may be solicited by personal contact, mail, email, telephone, or facsimile. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. Our directors, officers, and employees may also solicit proxies personally or by telephone, without additional compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors (Board) is divided into three classes, with each director holding office for a three-year term or until his or her successor has been elected and qualified. At the annual meeting, three directors are to be elected for a term of three years or until his or her successor is duly elected and qualified. Unless authority is withheld, the persons named as proxies will vote for the election of the nominees listed below. If any of the nominees become unavailable to serve, the persons named as proxies will have discretionary authority to vote for a substitute nominee.

Our Board has nominated each of the following persons for election as a Class 2 director to serve until our 2015 annual meeting of shareholders. Each nominee is currently a director and has indicated that he or she is willing and able to continue to serve as a director.

Class 2

Kirby A. Dyess

LeRoy D. Nosbaum

Graham M. Wilson

We have concluded that each of the nominees for re-election, as well as the other directors who will continue in office, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board. As described below in their biographies and the section “Director and Director Nominee Qualifications” that follows, the qualifications of our directors and director nominees support our conclusion that each of the individuals should serve as a director in light of our current business operations and structure. See also “Retiring Director – Reduction in Size of Board” that follows.

THE BOARD RECOMMENDS THAT YOU VOTE FOR

THE ELECTION OF EACH OF THE THREE NOMINEES FOR DIRECTOR.

Nominees to Serve until 2015 (Class 2)

Kirby A. Dyess (age 65) has been a director since 2006. Ms. Dyess is a principal in Austin Capital Management LLC where she invests in and assists early stage companies. Prior to forming Austin Capital Management LLC in 2003, Ms. Dyess spent 23 years at Intel Corporation where she most recently served as its corporate vice president and as director of operations for Intel Capital, until her retirement in December 2002. While at Intel, she also served as vice president and director of new business development and corporate vice president and director of human resources worldwide. Ms. Dyess serves on the board of directors of Viasystems Group Inc., a public company whose shares are traded on NASDAQ. She also serves on the board of Complí, a privately-held company that provides compliance software to companies, and chairs the board of Prolifiq SW Inc., a privately-held enterprise software company. She has served as vice president and president of the Oregon Board of Higher Education, and served on its board from 2004 to 2009. In 2009, Ms. Dyess was elected to the board of directors of Portland General Electric (PGE), a public utility whose shares are traded on the New York Stock Exchange (NYSE).

Due to her positions at Intel Corporation, Ms. Dyess provides the Board with a strong background in technology, brand marketing, human resources, mergers and acquisitions, and business development, in addition to business innovation and R&D knowledge.

LeRoy D. Nosbaum (age 65) was appointed a director on August 31, 2011 upon Malcolm Unsworth’s retirement. At the same time, the Board elected Mr. Nosbaum President and Chief Executive Officer (CEO) of Itron. He previously served as a director and our CEO from 2000 until his retirement on March 31, 2009. From 2002 until his retirement, he also served as our Chairman of the Board, and subsequent to March 31, 2009 until December 31, 2009, he served as Executive Chairman of the Board. Mr. Nosbaum originally joined the Company in 1996 and had executive responsibilities for manufacturing, product development, operations, and marketing before he was promoted to CEO. Before joining Itron, Mr. Nosbaum was executive vice president and general manager of Metricom, Inc.’s UtiliNet Division. Prior to joining Metricom, he was employed by Schlumberger, Ltd., a company whose electric metering division was acquired by Itron in 2004. Mr. Nosbaum currently serves on the board of directors and the audit and compensation committees of Quanex Building Products Corporation, a manufacturer of engineered materials and systems for windows and doors whose stock is traded on NYSE under the symbol NX. From March 2009 until October 2011, he served on the board of directors of Esterline Technologies Corporation, a NYSE traded company (ESL).

Mr. Nosbaum brings to the Board over 40 years of experience in the technology and manufacturing business, including strong sales, marketing, operations management, strategic development, and corporate governance experience due to his former positions at Itron and related companies. During his previous tenure at Itron, he oversaw the acquisition of several companies, including Actaris Metering Systems. Since leaving Itron in 2009, he has acquired additional public board experience through his tenure as a director of two NYSE-traded companies. In addition, as the only employee director, Mr. Nosbaum provides the Board with valuable insight into management’s views and perspectives, as well as the day-to-day operations of Itron.

Graham M. Wilson (age 67) has been a director since 1990. Mr. Wilson has been sole shareholder and chairman of GraWil Consultants Inc., a management and financial consultant firm, since 2002. Prior to that, he was employed by Westcoast Energy Inc., an integrated energy company, where he held the positions of executive vice president and chief financial officer, and president and chief executive officer of services. Mr. Wilson also serves on the boards of directors of the following public Canadian companies: British Columbia Ferries Services Inc., Naikun Wind Energy Group Inc., and Hardwoods Distribution, Inc.

A Canadian citizen, Mr. Graham has extensive financial and senior leadership experience, particularly with energy businesses such as Westcoast Energy which focuses primarily on natural gas in the U.S. and Canada. He served as vice president of finance for two other public Canadian companies and currently serves on the audit committees of the aforementioned three public companies and on the investment committee of Fierra Axiom Infrastructure Fund in Canada. In addition, through his consulting firm, GraWil Consultants Inc., Mr. Wilson assists various business enterprises with their operations and finances. His Canadian business and financial acumen brings an international perspective to our Board.

Nominees to Serve until 2014 (Class 1)

Jon E. Eliassen (age 65) has been a director since 1987, and has served as our Chairman of the Board since January 1, 2010. He also currently serves as the president and chief executive officer of Red Lion Hotels Corporation, a NYSE traded company headquartered in Spokane, Washington, a position he has held since January 2010. From 2003 until 2007, Mr. Eliassen was president and chief executive officer of the Spokane Area Economic Development Council, and from 1970 until 2003, he held numerous positions within Avista Corporation, a company involved in the production, transmission, and distribution of electricity and natural gas, before retiring in 2003 as senior vice president and chief financial officer, a position he had held since 1986. In addition, Mr. Eliassen is a member of the board of directors of IT Lifeline, a privately held technology company, Red Lion Hotels Corporation, and Innovative Washington, a state agency formed to accelerate development of technology-based innovation and companies.

Mr. Eliassen has an extensive background with public utilities and the utility industry in general. He contributes to our Board the knowledge gained from his association with a public utility that includes extensive financial experience with accounting, audit, strategic planning, business development, and financing strategy, as well as merger and acquisition involvement that has included due diligence processes, company and business valuation techniques, and financial analyses. In addition, Mr. Eliassen has been a principal or general partner in venture capital firms with expertise in evaluating businesses, and has several years’ experience as an expert witness before utility regulatory commissions in matters relating to financial strategy and policy, credit ratings, cost of capital, and capital structure.

Charles H. Gaylord, Jr. (age 66) has been a director since 2006. Mr. Gaylord has been a private technology investor focusing on software and communications since 1994. Until his retirement in 1994, Mr. Gaylord was executive vice president for Intuit Inc., a leading developer of personal and small business finance software programs such as “Quicken” and “QuickBooks.” From 1990 to 1993, he served as chairman and chief executive officer of ChipSoft, Inc., the original publisher of the tax preparation software program “TurboTax”. Mr. Gaylord is a member of the board of directors and a member of the compensation committee of Proximetry Inc., a privately-held company, and a member of the advisory board of Technology Crossover Ventures I, an investment firm that invests primarily in private and public information technology companies.

During various periods from 1990 to approximately 2002, Mr. Gaylord was a member of the boards of directors and served on the compensation committees of the following public companies: Stac, Inc.; HNC Software, Inc.; Maxis, Inc.; and Retek, Inc.; and also served as a director of a number of private technology companies. His wealth of knowledge of software services, brand marketing, IT technology, and business development adds to the diverse business backgrounds of our other members of the Board.

Gary E. Pruitt (age 62) has been a director since 2006. From 2002 until his retirement in October 2009, Mr. Pruitt was chairman and chief executive officer of Univar N.V., a chemical distribution company with distribution centers in the U.S., Canada, and Europe. He had been associated with Univar and related entities since 1978 and held a variety of senior management positions within Univar and Van Waters & Rogers, Inc., which ultimately became Vopak USA Inc. Mr. Pruitt worked at Arthur Andersen & Co. as a chartered accountant from 1973 through 1977. He currently serves on the board of Premera Blue Cross, and on the boards of directors of the following NYSE traded companies: Public Storage, Inc.; Esterline Technologies Corporation; and PS Business Parks, Inc.

Mr. Pruitt brings to the Board his experience as a chief executive officer of a multi-national company and all the business attributes required of that position, along with operational and manufacturing expertise through his various other management positions held with Univar. His public accounting financial background and other public board experiences provide strategic and global perspectives on our business as well.

Directors Continuing in Office until 2013 (Class 3)

Thomas S. Glanville (age 53) has been a director since 2001. Mr. Glanville has been managing partner of both Eschelon Energy Partners, LP, an energy industry private equity firm, and Eschelon Advisors, a financial and strategic consulting firm to energy/utility industry principals, since 2003. From 1999-2002, Mr. Glanville served as vice president of technology and new ventures for Reliant Energy, Inc., one of the world’s largest international energy services companies, and its affiliate, Reliant Resources, Inc. He currently serves on the boards of directors of the following privately-held oil and gas exploration and production companies: Chroma Exploration and Production, Inc.; Strand Energy, L.L.C.; and Passenger Energy Partners, LLC. He is currently president of the Texas Tri-Cities branch (Houston, Austin, San Antonio) of the National Association of Corporate Directors (NACD).

Mr. Glanville brings to the Board financial expertise, industry-related experience through his association with Reliant Energy, energy sector exposure through the Eschelon entities, and technology skills that include his involvement with electric metering studies and research while he was vice president of technology for Reliant Energy.

Sharon L. Nelson (age 65) has been a director since 2003. Ms. Nelson is an attorney and served as chief of the Consumer Protection Division of the Washington State Attorney General’s Office from 2003 to 2006, and as director of the Shidler Center for Law, Commerce, and Technology at the University of Washington from 2000 to 2003. In addition, Ms. Nelson has been a consultant to both corporations and nonprofit organizations specializing in advice on public policy and regulation. In the past she has served as chair of the Washington Utilities and Transportation Commission and as president of the National Association of Regulatory Utility Commissioners. She served as a commissioner on the National Commission on Energy Policy from 2002 to 2010, and in 2011 she was co-chair of the State Energy Strategy Advisory Committee for the State of Washington. Currently she serves as co-chair of the U.S. China Clean Energy Forum. Previously, Ms. Nelson served as chair of the board of directors of Consumers Union, publisher of Consumer Reports. She also served previously as a member of the Board of Trustees of the North American Electrical Reliability Corporation (NERC) based in Princeton, New Jersey. NERC’s members consist of the owners, operators, and users of the North American bulk electrical system. The U.S. Federal Energy Regulatory Commission granted NERC the legal authority to enforce reliability standards on users of the bulk power system.

Ms. Nelson has also served on the boards of two other public corporations, XO Telecommunications (now private) and Covad Communications. Her experience as an executive and as a board member of other public companies, her legal background, and her knowledge of public policy and the utility and energy regulatory environment are of great value in her role as a director of Itron.

Retiring Director — Reduction in Size of Board

Michael B. Bracy has been a director of Itron since 1992, and his current term will expire at the 2012 Annual Meeting. Mr. Bracy has reached the age of 70 and has elected to retire in accordance with the Company’s Corporate Governance Guidelines. During his twenty years of service on our Board, Mr. Bracy helped steer the Company through a period of tremendous growth and prosperity, and his knowledge and leadership have been invaluable to the Company and the other Board members. His contributions have led to the success of Itron and its recognition as a world leader in our industry. We at Itron recognize and appreciate Mr. Bracy’s dedication and service to the Company.

Mr. Bracy’s position as a Class 2 director will be filled by Mr. Nosbaum, upon his re-election by the shareholders at the 2012 Meeting. Mr. Nosbaum was originally appointed by the Board in August 2011 to fill the vacancy created by the retirement from the Board of Malcolm Unsworth, our former President and CEO.

With the retirement of Mr. Bracy, the number of directors serving on our Board will be reduced from nine to eight.

Director and Director Nominee Qualifications

Our Corporate Governance Committee assists the Board in reviewing the business and personal background of each of our directors with respect to Itron’s business and business goals. Our skill criteria for our Board members includes the following: executive leadership experience; functional knowledge of technology and technology applications; international business experience; knowledge of the utility and energy industry; marketing and sales experience; financial experience gained from a chief financial officer position, a CPA or other financial reporting background; expertise in manufacturing or software services; experience as an independent board member with a public company; experience in business integrations, including mergers and acquisitions; and legal or corporate law background. In addition, we look for the following personal criteria: an effective negotiator, listener, and team player; a visionary with a strategic and global perspective; a successful leader with a proven record of accomplishments; a problem-solver; an effective decision-maker; and a person who will take a strong interest in the Company.

Our Corporate Governance Committee generally considers diversity as one of several factors relating to overall composition when making nominations to our Board. While we do not have a formal policy governing how diversity is considered, the Corporate Governance Committee generally considers diversity by examining the entire Board membership and, when making nominations to our Board, by reviewing the diversity of the entire Board. The Corporate Governance Committee construes Board diversity broadly to include many factors. As a result, the Corporate Governance Committee strives to ensure that our Board is represented by individuals with a variety of different opinions, perspectives, personal, professional, and industry experience and backgrounds, skills, and expertise.

When the Corporate Governance Committee considers candidates to be recommended to the Board for inclusion on the slate of director nominees for the next annual meeting of shareholders, it creates a matrix for each candidate to address our criteria. In addition to the qualities described in the individual director biographies, the following matrix summarizes the skills and attributes of our directors and director nominees for 2012 that we believe are essential to our business:

Director Qualifications and Attributes

	Kirby Dyess	Jon Eliassen	Charles Gaylord	Thomas Glanville	Sharon Nelson	Gary Pruitt	Graham Wilson	LeRoy Nosbaum
Senior leadership/ CEO/COO experience	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Business development experience	Ö	Ö	Ö	Ö		Ö	Ö	Ö
Financial expertise/CFO		Ö	Ö	Ö		Ö	Ö
Public board experience	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Independence	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Industry expertise		Ö		Ö	Ö		Ö	Ö
Industry expertise – international	Ö			Ö		Ö	Ö	Ö
Operational – manufacturing expertise						Ö		Ö
IT/technology/R&D/ telecom expertise	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Marketing/sales expertise	Ö					Ö		Ö
Hardware/software services expertise	Ö		Ö					Ö
Government expertise					Ö
Legal expertise					Ö
Mergers and acquisitions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Demonstrated integrity-personal and professional	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö

We have concluded that all of our directors, including the nominees for re-election, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board and to contribute to the overall success of our Company. We believe that the diverse background of each of our Board members ensures that we have a Board that has a broad range of industry-related knowledge, experience, and business acumen. See also “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.

MORE INFORMATION ABOUT OUR DIRECTORS

COMPENSATION OF DIRECTORS

Director Fees. In July of 2011, after reviewing industry-wide information, the Compensation Committee (Committee) concluded that in order to attract and retain the types of directors the Company needs, the compensation being paid to our non-employee directors required adjustment, as it was substantially below market. As a result, the Committee recommended to the Board, and the Board approved, new director fees payable to our non-employee directors, effective July 1, 2011.

Prior to July 1, 2011, the annual compensation paid to non-employee directors was $90,000, with $50,000 paid in cash and $40,000 paid in shares of our common stock. Our Chairman of the Board (Chairman) received an annual retainer of $150,000, with $80,000 paid in cash and $70,000 paid in shares of our common stock. Members of our Audit/Finance Committee also received an annual retainer of $8,000 cash, and members of our Compensation Committee received an additional annual retainer of $5,000 cash. Each of the committee chairs received an additional annual retainer of $10,000, paid half in cash and half in shares of our common stock. Our Chairman received no additional retainers for serving on any of our committees.

Beginning July 1, 2011, non-employee directors (other than our Chairman) received an annual retainer of $165,000, with $65,000 paid in cash and $100,000 paid in shares of our common stock. For our Chairman, the annual retainer paid is $230,000, with $110,000 paid in cash and $120,000 paid in shares of our common stock. Members of the Audit/Finance Committee received an additional annual retainer of $10,000, paid in cash, and members of our Compensation and Corporate Governance Committees received an additional annual retainer of $6,500 and $5,000, respectively, paid in cash. The committee chairs for the Corporate Governance and Compensation Committees received an additional annual retainer of $15,000, and the chair of the Audit/Finance Committee received an additional annual retainer of $20,000, all paid in cash on a quarterly basis. Our Chairman received no additional retainers for serving on any of our committees. We no longer issue stock options as compensation to our non-employee directors. Shares of our common stock granted to non-employee directors that are issued as compensation are issued under our 2010 Stock Incentive Plan.

Stock Ownership Guidelines. We have adopted stock ownership guidelines for our non-employee directors, including our Chairman of the Board. We expect our directors and Chairman to purchase (or hold) shares equal to five times their annual cash retainer within three years from their initial appointment or election as a director. All of our non-employee directors currently comply with these ownership guidelines.

Deferred Compensation Plan. In 2011, the Company’s Executive Deferred Compensation Plan was amended and restated effective January 1, 2012 to, among other things, expand those eligible to participate to our non-employee directors. Directors may defer up to 100% of any director fees and 100% of any restricted stock units (RSUs) that he or she anticipates receiving into a nonqualified account commencing in 2012.

2011 Director Compensation Table (for all non-employee Directors)

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (6)	Option Awards ($) (7)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mike Bracy	68,250	54,936	29,990	—	—	—	153,176
Kirby Dyess (1)	67,500	59,919	29,990	—	—	—	157,409
Jon Eliassen (2) (3)	95,000	69,959	49,991	—	—	—	214,950
Charles Gaylord	68,250	54,936	29,990	—	—	—	153,176
Thomas Glanville (2)	66,500	54,936	29,990	—	—	—	151,426
Sharon Nelson (2)	66,500	54,936	29,990	—	—	—	151,426
Gary Pruitt (4)	73,250	59,919	29,990	—	—	—	163,159
Graham Wilson (2) (5)	76,500	59,919	29,990	—	—	—	166,409

(1)	Chairman of the Compensation Committee.

(2)	Member of the Audit/Finance Committee.

(3)	Chairman of the Board.

(4)	Chairman of the Corporate Governance Committee.

(5)	Chairman of the Audit/Finance Committee.

(6)	The amounts in this column reflect the aggregate grant date fair value of the awards determined in accordance with FASB ASC Topic 718; awards are fully vested at grant.

(7)

The amounts in this column reflect the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718. As of December 31, 2011 the following directors had the following options outstanding: M. Bracy – 18,986; K. Dyess – 8,486; J. Eliassen – 7,644; C. Gaylord – 8,486; T. Glanville – 8,486; S. Nelson – 5,986; G. Pruitt – 8,486; G. Wilson – 17,736.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

The leadership of our Board is managed by our Chairman of the Board (Chairman). Our Corporate Governance Guiding Principles (Governance Principles) require the role of Chairman to be held by an independent director who meets the independence requirements of NASDAQ. The Board believes having separate roles of Chairman and Chief Executive Officer (CEO) allows for a more balanced workload between the Chairman and the CEO, especially in light of the current duties and responsibilities of the Chairman, which include the following:

■	Preside over all meetings of the Board (including executive sessions of the Board) and meetings of the shareholders;

■	Review the agendas of each Board and committee meeting;

■	Prepare agendas as needed for executive sessions of the independent directors;

■	Perform the responsibilities of the Lead Independent Director as set forth in the Corporate Governance Guiding Principles;

■	Serve as a liaison between the independent directors and the CEO;

■	In consultation with the CEO, make recommendations to the Corporate Governance Committee as to membership of Board committees and appointment of Board committee chairs; and

■	Perform such other duties as the Board may require.

Pursuant to the Company’s Governance Principles, which may be found online at www.itron.com, the Chairman must be an independent director unless the Board determines that the best interests of shareholders would otherwise be better served. The Chairman is elected by the members of the Board following the annual meeting of shareholders (or at such other time as a vacancy for the role of Chairman may occur). The Chairman serves for a term of three years (provided such director is re-elected by shareholders if his or her term as a director does not coincide with his or her term as Chairman). The Chairman does not serve more than two consecutive terms, unless the Board approves an extended term. The term of our current Chairman, Jon Eliassen, will expire at the 2014 annual meeting, which will be the end of his two consecutive terms.

If the Board determines that it is in the best interests of the shareholders to combine the roles of CEO and Chairman, the Board will appoint a Lead Independent Director with the duties set forth in the Governance Principles.

See “CORPORATE GOVERNANCE” in this proxy statement for additional information on our Board of Directors.

PROPOSAL 2 — APPROVAL OF EXECUTIVE COMPENSATION (Say-on-Pay)

At our 2011 annual meeting last year, over 94% of the votes cast were in favor of our executive compensation programs. Consequently, our executive compensation arrangements generally remain the same. See “Components of our Compensation Programs” under “EXECUTIVE COMPENSATION” in this proxy statement.

Also at our 2011 annual meeting, over 82% of the votes cast were in favor of presenting to our shareholders on an annual basis, the opportunity to cast an advisory vote on our compensation programs for our executives who are a named executive officer (NEO) in this proxy statement (see “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement.

Therefore, we are asking our shareholders to approve a non-binding advisory resolution on the compensation payable to our NEOs (commonly known as “say-on-pay”) as we have described it in this proxy statement. The say-on-pay vote is required by the provisions of Section 14A (a) (1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although this advisory vote is nonbinding, the Board and the Compensation Committee will take into account the outcome of the vote when considering future compensation decisions for our NEOs.

We urge you to consider the various factors regarding compensation matters discussed at length in the Compensation Discussion and Analysis, beginning on page 21. We believe that our executive compensation programs are reasonable, competitive, and strongly focused on pay-for-performance principles that will result in the creation of long-term shareholder value, as follows:

■	A significant portion of an NEO’s compensation is at-risk and subject to the Company’s performance (73% average, excluding our CEO).

■

We create both short-term (annual) and long-term compensation opportunities that are tied to performance periods and vest over three years, in order to reward our NEOs when they deliver targeted financial results and encourage them to make decisions that will parallel the goals and interests of our shareholders.

■

The compensation of our NEOs varies depending upon the achievement of pre-established performance goals intended to serve as incentives for our executives. When performance does not meet the pre-established target goals, as was the case in 2011, then the amount of compensation paid to our executives is correspondingly reduced. Through stock ownership guidelines and these equity incentives, we align the interests of our executives with those of our shareholders and the long-term success of the Company.

■

We believe our executive compensation policies have enabled us to attract and retain exceptional senior executives whose talent and experience have helped Itron become a leader in our industry. In addition, our Compensation Committee, which provides overall direction for our compensation programs, believes the fiscal year 2011 compensation paid to our NEOs was reasonable and appropriate, and adequately reflects the Company’s overall performance in 2011.

For the reasons provided above, we recommend that the shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of Itron, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2012 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K of the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables, and the accompanying footnotes and narratives within the Executive Compensation section of this proxy statement).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXECUTIVE COMPENSATION OF OUR NEOs.

PROPOSAL 3 — APPROVAL OF THE ADOPTION OF THE ITRON, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN

The Board has approved, subject to approval by our shareholders, the 2012 Employee Stock Purchase Plan (“2012 ESPP”) which replaces our current Amended and Restated 2002 Employee Stock Purchase Plan (“2002 ESPP”) that expires this year. The 2012 ESPP provides a means for our eligible employees and those of our subsidiaries to purchase shares of our common stock at a discount through payroll deductions. The 2012 ESPP reserves 625,000 new shares that are available to cover future purchases by employees. In addition to those shares, whatever shares remaining under the 2002 ESPP will be rolled into the 2012 ESPP. The exact number of shares still available under the 2002 ESPP cannot be determined until June 30, 2012, the purchase date for the last offering period under the 2002 ESPP, at which time the number of shares purchasable will be determined based on the fair market value of our stock on June 30, 2012.

The Board believes that the 2012 ESPP promotes our interests and our shareholders’ interests by assisting us in attracting, retaining, and stimulating the strong performance of employees, and by aligning our employees’ interests, through their purchases of our common stock, with the interests of shareholders. A copy of the 2012 ESPP, as proposed and subject to shareholder approval, is attached to this proxy statement as Appendix A. The following description of the 2012 ESPP is a summary and does not purport to be fully descriptive. Please refer to Appendix A for more detailed information.

Description of the 2012 Employee Stock Purchase Plan (“ESPP”)

Purpose. Under the ESPP, eligible employees may purchase shares of common stock through payroll deductions at a discount from market price, without incurring broker commissions. The purpose of the ESPP is to assist our employees and those of our designated subsidiaries in acquiring a stock ownership interest in Itron and to support recruitment and retention of qualified employees. The rights to purchase shares of common stock granted under the ESPP are intended to be treated as either (i) rights granted under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Internal Revenue Code (i.e., the “423 Plan”), which provides for favorable tax treatment for U.S. participants, or (ii) rights granted under an employee stock purchase plan that is not subject to the terms and conditions of Section 423(b) of the Internal Revenue Code (i.e., the “Non-423 Plan”), which provides flexibility for us in offering the ESPP in jurisdictions outside the U.S. Itron will retain the discretion to grant rights under either the 423 Plan or the Non-423 Plan of the ESPP.

Administration. Our Compensation Committee (the “Plan Administrator”) administers the ESPP, unless the Board itself determines to administer it or appoints another committee to administer the ESPP. The Plan Administrator is authorized to interpret the ESPP and to make such rules and regulations as it deems necessary to administer the ESPP, subject to the provisions of the ESPP.

Stock Subject to the ESPP. The ESPP authorizes for issuance an aggregate of 625,000 shares of our common stock. Any shares of stock that remain available for issuance under the 2002 ESPP after the last purchase date under such plan will be added to the total shares available for issuance under the ESPP.

Amount of Payroll Deductions. Employees may contribute between 1% and 10% of their compensation through payroll deductions during the offering period, subject to the limitations described below in the section on Offering Periods. On each purchase date, employees will acquire the number of whole shares of stock arrived at by dividing the total amount of the employee’s accumulated payroll deductions by the purchase price for each share.

Eligibility. Generally, any person who is employed by Itron or by one of our designated subsidiaries is eligible to participate in the ESPP, provided that he or she is regularly expected to provide services for more than 20 hours per week and for more than 5 months per calendar year. Employees working less than these prescribed amounts may also be eligible to participate in the ESPP, as determined by the Plan Administrator in accordance with the ESPP. At March 2, 2012, approximately 2,800 employees were eligible to participate in the ESPP.

Offering Periods. The ESPP is implemented by offering periods that are generally three months in length and begin on January 1, April 1, July 1, and October 1 of each year. During these periods, participants accumulate funds in an account used to buy common stock through payroll deductions at a rate of not less than 1% and not more than 10% of such employee’s eligible compensation during each payroll period in the offering period. At the end of each three-month offering period, the employees’ accumulated funds are used to purchase the appropriate number of whole shares of common stock. No employee may accrue the right to purchase more than $25,000 worth of common stock (based on the fair market value of the common stock on the first day of an offering period) during any calendar year in which rights to purchase shares under the ESPP are outstanding at any time. No employee may purchase more than 250 shares of common stock in any offering period. In addition, no employee may be granted the right to purchase shares during an offering period to the extent that, immediately after the grant, such employee would own more than 5% of the total shares outstanding of the Company.

Purchase Price. The purchase price per share of common stock acquired under the ESPP is an amount equal to 85% of the fair market value of a share of stock on the purchase date, which is the last business day of an offering period. The Plan Administrator may change the purchase price for future offering periods, provided that the price cannot be less than 85% of the lower of (i) the fair market value of a share of stock on the first business day of the offering period, or (ii) the fair market value of a share of stock on the purchase date. For purposes of the ESPP, “fair market value” means the closing sales price for our common stock as reported by The NASDAQ Global Select Stock Market on the date of determination. On March 2, 2012, the closing sales price of our common stock was $44.48 per share.

Effect of Termination. Employees have no right to acquire shares under the ESPP upon termination of their employment for any reason prior to the last business day of an offering period. Upon termination of employment, we pay the balance in the employee’s account to the employee or to his or her estate without interest, if applicable. Similarly, if an employee withdraws from participation in the ESPP during the middle of an offering period, we pay the balance of accumulated payroll deductions that have not been applied to the purchase of stock for that period, without interest.

Transferability. Neither a participant’s interests under the ESPP nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee, other than by will or the laws of descent and distribution.

Change-in-Control. If certain corporate transactions occur (as more specifically described in the ESPP) that constitute a change-in-control under the ESPP, each outstanding right to purchase shares under the ESPP will be assumed or an equivalent right substituted by a successor company or its parent. If the successor company refuses to assume or substitute for the right, the offering period during which a participant may purchase stock will be shortened to a specified date before the proposed transaction.

Foreign Jurisdictions. The Plan Administrator may adopt rules, procedures or sub-plans relating to the operation and administration of the ESPP to facilitate participation in the ESPP by employees who are foreign nationals or employed outside the United States.

Amendment, Suspension, and Termination of the ESPP. The Plan Administrator has the power to amend, suspend, or terminate the ESPP without shareholder approval, unless otherwise required by the rules of the NASDAQ market, Section 423 of the Code, or other applicable law or government regulation. Unless sooner terminated, the ESPP will terminate on February 17, 2022.

Federal Income Tax Consequences. The following is a brief summary of the U.S. federal income tax consequences to Itron and to U.S. participants in the ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state, or other country laws. The summary is based on the U.S. Internal Revenue Code (the “Code”) and the U.S. Treasury regulations promulgated thereunder as in effect as of the date of the proxy statement, all of which may change with retroactive effect. Nothing in this proxy statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to us under U.S. federal tax law is not intended to imply that we will necessarily obtain a tax benefit or asset from those deductions. We strongly encourage participants to consult their own tax advisors as to the specific income tax or other tax consequences of their participation in the ESPP.

423 Plan. Rights to purchase shares granted under the 423 Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.

If the shares purchased under the ESPP are sold (or otherwise disposed of) more than two years after the grant date (i.e., the first day of the offering period) and more than one year from the purchase date (i.e., the last day of the offering period), this is referred to as a “qualifying disposition.” In this case, the participant will recognize ordinary income equal to the lesser of: (a) the difference between the fair market value of the shares on the grant date and the purchase price as if it were calculated on the grant date (i.e., 85% of the grant date fair market value), and (b) the difference between the sale price of the shares and the purchase price paid for the shares. Any additional gain or loss will be treated as long-term capital gain or loss.

If the shares purchased under the ESPP are sold (or otherwise disposed of) within two years from the grant date (i.e., the first day of the offering period) or within one year from the purchase date (i.e., the last day of the offering period), this is referred to as a “disqualifying disposition.” In this case, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the purchase date and the purchase price. The difference between the sale price and the fair market value of the shares on the purchase date is a capital gain or loss which will be long-term if the participant holds the shares for more than one year after the purchase date (and short-term if the participant holds the shares for 12 months or less after the purchase date).

We will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In the case of a qualifying disposition, no deduction is allowed.

Non-423 Plan. If the rights to purchase shares are granted under the Non-423 Plan, the participant will recognize ordinary income at the time of purchase equal to the difference between the fair market value of the shares on the purchase date and the purchase price. When the shares are sold, the participant will recognize capital gain or loss based on the difference between the sale price and the tax basis for the shares which generally is equal to the fair market value of the shares on the purchase date.

We will generally be entitled to a deduction in the year of purchase equal to the amount of ordinary income recognized by the participant. For U.S. participants, FICA/FUTA taxes will be due in relation to ordinary income earned as a result of participation in the Non-423 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE ITRON, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of its Audit/Finance Committee, has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for 2012, subject to ratification by our shareholders. Although not required to do so, the Board is submitting the selection of Ernst & Young LLP for ratification by the Company’s shareholders for their views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. Ernst & Young LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. Representatives of Ernst & Young LLP will be present at the annual meeting to answer questions and will have the opportunity to make a statement if they desire to do so.

In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit/Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit/Finance Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION

OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2012.

CORPORATE GOVERNANCE

Corporate Governance Principles

The Company has adopted Corporate Governance Principles, which are available on the Company’s website, www.itron.com, by selecting “Investors” and then “Corporate Governance”.

Board Matters – Meeting Attendance

Our business, property, and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

In accordance with our Corporate Governance Principles, directors are expected to attend the Company’s annual meeting of shareholders. All of our directors attended the 2011 annual meeting of shareholders. During 2011, the Board met eleven times. Each of the directors attended at least 75% of the meetings of the Board and 75% of the meetings of each committee of which he or she was a member during the periods in which they were directors or members of such committees.

Also in accordance with our Corporate Governance Principles, our independent directors meet in an executive session as often as necessary, but no less than four times annually.

Independent Chairman of the Board

Effective January 1, 2010, the Board elected Jon Eliassen as our independent Chairman of the Board. Mr. Eliassen had served for several years as our lead independent director while the position of Chairman of the Board was held simultaneously by our CEO. However, the Board decided to modify the Board structure by separating the positions of Chairman and CEO which, among other things, would balance responsibilities between the two positions. See also “MORE INFORMATION ABOUT OUR DIRECTORS – Leadership Structure of the Board of Directors” in this proxy statement. Our Corporate Governance Guiding Principles require that an Independent Lead Director must be appointed in the event the Board later determines it to be in the best interests of our shareholders to once again combine the offices of CEO and Chairman. Mr. Eliassen’s term as Chairman expires in 2014.

Committees of the Board

We have three committees to assist the Board in fulfilling its responsibilities: Corporate Governance, Audit/Finance, and Compensation. Each of the three committees operates under a written charter that has been approved by the Board. The charters are available on our website, www.itron.com, by selecting “Investors” and then “Corporate Governance”. The committee charters are reviewed annually and are updated as necessary to reflect changes in regulatory requirements and evolving oversight practices.

Corporate Governance Committee. The Corporate Governance Committee is responsible for developing and implementing our Corporate Governance Guiding Principles, evaluating the performance of our Chairman of the Board and the CEO, soliciting recommendations for candidates for the Board, determining the qualification and independence of the directors serving on the Board, making recommendations to the Board regarding candidates to serve on the Board, and reviewing and making recommendations to the Board with respect to candidates for directors proposed by shareholders. The members of the Corporate Governance Committee are Graham Wilson, Mike Bracy (who is retiring and not standing for re-election to the Board at the 2012 meeting), Jon Eliassen, Charles Gaylord, and Gary Pruitt, who serves as Chair.

The Corporate Governance Committee has determined that all of the non-employee directors of the Board are independent under SEC rules and NASDAQ listing standards. The Corporate Governance Committee held five meetings during 2011.

Audit/Finance Committee. The Audit/Finance Committee monitors our accounting practices, internal accounting controls, and financial results, and reviews at least quarterly our business financial risks to determine if management and our internal controls are identifying and mitigating risks associated with our business operations. In addition, the Committee has sole authority to retain, compensate, and terminate our independent auditors. The Audit/Finance Committee members are Sharon Nelson, Jon Eliassen, Tom Glanville, and Graham Wilson, who serves as Chair.

The Corporate Governance Committee has determined that all members of the Audit/Finance Committee are independent under SEC rules and NASDAQ listing standards. The Corporate Governance Committee has also determined that all members of the Audit/Finance Committee are financially literate in accordance with the Standards of NASDAQ Rule 5605(c) (2) (A) (iv), and that Messrs. Eliassen, Glanville, and Wilson are each an “audit committee financial expert” as defined in Item 407(d) (5) of Regulation S-K promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit/Finance Committee held nine meetings during 2011.

Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board for our CEO’s total annual and long-term incentive compensation and setting compensation levels for our other executive officers. It also reviews the compensation paid to our directors, and makes recommendations to the Board on director fees and other compensation payable to the Board members. The Committee additionally oversees the administration of various incentive compensation and benefit plans, which includes an annual evaluation of our compensation plans and policies and an annual survey of possible risks associated with the compensation structure of those plans and policies. In addition, the Committee performs any other functions regarding compensation that the Board may delegate to it. The members of the Compensation Committee are Charles Gaylord, Gary Pruitt, Mike Bracy (who is retiring and not standing for re-election at the 2012 Meeting), and Kirby Dyess, who serves as Chair.

The Corporate Governance Committee has determined that all members of the Compensation Committee are independent under SEC rules and NASDAQ listing standards. The Compensation Committee held six meetings during 2011. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement for more information on the Compensation Committee’s responsibilities regarding the compensation of our executives.

Compensation Committee Interlocks and Insider Participation

No member of our Board’s Compensation Committee has served as an officer or employee of the Company. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Transactions with Related Persons

There were no related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in fiscal year 2011. In order to determine this, the Board requires our executive officers, directors, or director nominees to disclose certain information related to related person transactions. A “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) that involves the Company’s directors, executive officers, director nominees, 5% or more beneficial owners of the Company’s common stock, immediate family members of these persons, or entities in which one of these persons has a direct or indirect material interest. The current threshold required to be disclosed under SEC regulations is $120,000. Under its charter, the Corporate Governance Committee of the Board has been delegated with the responsibility of reviewing and approving any related person transactions.

Our Board’s Role in Risk Oversight

The Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. The Board routinely satisfies itself, directly or through Board committees, that (i) there are adequate processes designed and implemented by Company management such that risks have been identified and are being managed, (ii) the risk management processes function as intended to ensure that Company risks are taken into account in corporate decision-making, and (iii) the risk management system ensures that material risks to the Company are brought to the attention of the Board or an appropriate committee of the Board. Each of the Company’s risk management processes are reviewed periodically (but at least once a year) by either the Board or an appropriate committee to which the Board has delegated specific oversight responsibility, as described below. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. Committee chairs regularly report to the full Board on actions taken at committee meetings. At least annually, the Board conducts a review of our long-term strategic plans, and at each of our quarterly meetings, our General Counsel updates the Board on material legal and regulatory matters.

The Audit/Finance Committee is responsible for reviewing our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, and key operational risks. It meets regularly with our independent auditors and in executive session to facilitate a full and candid discussion of risk and other issues. Our Compensation Committee is responsible for overseeing compensation risks, including assessing possible risks from our compensation plans and policies for all employees and ensuring that our executive compensation is aligned with Company performance. The Compensation Committee reviews a summary and assessment of such risks annually and in connection with discussions of various compensation elements and benefits throughout the year. Our Corporate Governance Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, and our director independence. The Corporate Governance Committee is also involved with succession planning for the Board and management and its charter requires it to review annually our Corporate Governance Principles.

Following a review of the Company’s current risk management systems and processes, the Board has concluded that the current allocation of oversight responsibilities between the Board and its committees is adequate, provided that the committees continue to coordinate their risk oversight responsibilities, share information appropriately with the other Board members, and provide timely and adequate reports to the full Board. The Board will continually evaluate its risk oversight role.

Code of Conduct

The Company has adopted a Code of Conduct that applies to all directors, officers, and employees of the Company and any subsidiary of the Company, including the CEO and chief financial officer (CFO), and is available on the Company’s website, www.itron.com, by selecting “Investors” and then “Corporate Governance.” In addition, we have adopted policies and procedures for reporting and investigating suspected violations of the Code of Conduct. The Company intends to satisfy any future disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of the code of ethics or provisions of the Code of Conduct, that applies to the CEO or the CFO, by posting such information on its website, www.itron.com.

Anti-Hedging Policy

The Company has adopted a Hedging Policy that prohibits our directors, officers, and employees from entering into transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. See “EXECUTIVE COMPENSATION – Anti-Hedging Policy” in this proxy statement for more information on this policy.

Director Nominations by Shareholders

In accordance with the Company’s Amended and Restated Bylaws, in order to nominate a director for election to the Board at an annual meeting of shareholders, a shareholder must deliver written notice of such nomination to the Corporate Secretary of the Company at the Company’s executive offices no fewer than 60 days nor more than 90 days prior to the date of the annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). The notice of a shareholder’s intention to nominate a director must include:

■	the name and address of the shareholder;

■	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;

■	a statement of the number of shares of the Company that are beneficially owned by the shareholder;

■	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

and the following information with respect to the person nominated by the shareholder:

■	name and address;

■	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable SEC rules;

■	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

■	the consent of such nominee to serve as a director, if elected.

Other directors and senior management of the Company may also recommend director nominees for consideration by the Corporate Governance Committee. The Corporate Governance Committee evaluates director nominees, including nominees that are submitted to the Company by a shareholder, taking into consideration the qualification criteria set forth under “ELECTION OF DIRECTORS – Director and Director Nominee Qualifications” in this proxy statement. In the event of a shareholder recommendation, the Corporate Governance Committee screens and evaluates the person recommended in the same manner as other candidates. In addition, the Corporate Governance Committee determines if the proposed director nominee will have sufficient time available to carry out his or her Board duties and responsibilities effectively. The Corporate Governance Committee may then recommend the director candidate to the Board for its consideration, if deemed appropriate.

Shareholder Communications with the Board

The Company’s Board provides a process whereby shareholders may contact the Board or any committee as a group or any committee chair or individual director, by email addressed to boardofdirectors@itron.com. Shareholders should clearly specify in each communication the name of the director to whom the communication is addressed. Shareholders may also write to the Board or any committee as a group or any committee chair or individual director by sending the communication to: Itron, Inc., Attn: Corporate Secretary, 2111 N. Molter Road, Liberty Lake, WA 99019. Communications may also be submitted through our website at www.itron.com by selecting “Investors,” “Corporate Governance,” and then “Contact the Board.”

Shareholder communications are delivered directly to the Corporate Secretary of the Company, who then determines whether to forward such communications to the specified director addressees. You can access a description of the process that the Corporate Secretary uses for determining whether to forward shareholders’ communications to directors at our website, www.itron.com, by selecting “Investors,” “Corporate Governance,” and then “Contact the Board.”

Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2013 annual shareholders meeting should follow the procedures specified under “SHAREHOLDER PROPOSALS FOR 2013” in this proxy statement. Shareholders wishing to nominate directors should follow the procedures specified under “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis describes the Company’s philosophy and objectives for its executive compensation program, explains the compensation decision-making process, and details the individual components of the total compensation we paid to our named executive officers in 2011. Our 2011 named executive officers (NEOs) are as follows:

■	LeRoy D. Nosbaum – President and Chief Executive Officer (CEO) (August 31, 2011 – present);

■	Malcolm Unsworth – Former President and CEO (January 1, 2011 – August 31, 2011);

■	Steven M. Helmbrecht – Senior Vice President and Chief Financial Officer (CFO);

■

John W. Holleran – Senior Vice President, General Counsel, and Corporate Secretary (effective January 1, 2012, Mr. Holleran became Senior Vice President, Special Projects and Corporate Secretary, and Ms. Shannon M. Votava became Vice President and General Counsel);

■	Philip Mezey – President and Chief Operating Officer (COO) – Energy; and

■	Marcel Regnier – President and COO – Water.

Overview of Our Business Performance in 2011

■

After an exceptional year in 2010 with record revenue, bookings, net income and cash flow, the Committee established performance targets and metrics under the Company’s 2011 Long-Term Performance Plan (LTPP) and 2011 Executive Management Incentive Plan (EMIP) that required continued exceptional performance and improvement in those areas.

■

We initiated a company-wide reorganization, the purpose of which is to position Itron for future growth, profitability and efficiency by simplifying our operations, automating processes for our global systems, and restructuring our world-wide operations into two divisions, Water and Energy. Philip Mezey and Marcel Regnier, formerly our Senior VPs and COOs of Itron North America and Itron International, respectively, became Presidents and COOs of Energy and of Water, respectively.

■

We had strong financial performance again in 2011, setting new records in revenue, non-GAAP operating income, and consolidated cash flow from operations. Each of these three financial measures was used to determine our annual and long-term incentive awards. However, our 2011 revenue was below our target when normalized for the effects of foreign exchange gains and losses. In addition, our non-GAAP operating income and consolidated cash flow from operations were negatively affected by special warranty charges relating to product quality issues. While financial performance was strong, it was not as strong as originally forecasted. Our share price suffered from these issues as well as investor concerns about lower levels of product bookings and backlogs for 2012. Therefore, our short and long-term bonus awards were 54% less than the bonuses paid in 2010.

■

We also experienced a leadership change in August 2011. President and CEO Malcolm Unsworth retired on August 31, 2011. Mr. Unsworth also retired as a director. The Board of Directors (Board) asked LeRoy D. Nosbaum to return as President and CEO for a two-year period, as described more fully below. Mr. Nosbaum served as Itron’s President and CEO previously, from 2000 to 2009.

Compensation Program Overview

The philosophy underlying the Company’s compensation plans is to provide compensation that rewards both individual and organizational performance and that aligns such compensation with our shareholders’ interests. Our programs provide a competitive package of annual base pay, annual cash incentives, and long-term equity based incentives. We make executive incentive compensation sensitive to Company performance, which is generally defined in terms of revenue, cash flow, and profitability. Annual and long-term incentives are based on a “pay for performance” philosophy and are directly tied to the Company’s financial performance. The following is a summary of the important aspects of our executive compensation programs:

■

At our 2011 Annual Meeting of Shareholders, more than 94% of the shares voted were cast in favor of the Company’s executive compensation programs. As a result, we made no material changes to our compensation programs in 2011. Shareholders also voted to review and approve our executive compensation (“say-on-pay”) on an annual basis. A shareholder advisory vote on our executive compensation programs is on the agenda for our 2012 Annual Meeting of Shareholders. See “Proposal No. 2 – Approval of Executive Compensation – Say-on-Pay” in this proxy statement.

■

The Compensation Committee (Committee) of the Board makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the Board upon recommendation of the Committee. The Committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and implementation.

■

The main objectives of our compensation programs are threefold: attracting, motivating, and retaining qualified executives; paying for performance; and aligning our NEOs’ interests with those of our shareholders.

■

We generally target plus or minus 15% of the median level of the market for all elements of compensation and take into account each executive’s responsibilities, experience, performance, and contributions to the Company. We believe the total compensation package must be competitive in the highly volatile technological market in which Itron operates.

■

The elements of compensation for our NEOs are: (i) base salary; (ii) annual cash incentives; (iii) long-term equity-based incentives; (iv) executive deferred compensation plans for our U.S. based executives, and, in the case of Marcel Regnier, who resides in Belgium, a group insurance plan which provides for retirement and death benefits; and (v) certain other benefits generally available to all employees such as medical and life insurance. In addition, each of our NEOs (other than our current CEO) has entered into a Change-in-Control Agreement that provides for certain benefits if they are terminated by the Company or they terminate for good reason following a change-in-control of the Company. See “EXECUTIVE COMPENSATION TABLES – Potential Payments upon Change-in-Control” in this proxy statement. We do not provide any perquisites to our NEOs, with the exception of certain limited perquisites that are provided to Marcel Regnier, who resides in Brussels, Belgium.

■

We implement our pay for performance philosophy with an annual cash incentive award based on the Company’s achievement of certain financial goals. Thus, the amount of the annual incentive award directly correlates with the Company’s performance for the year. For 2011, with the exception of Mr. Nosbaum, all of our executives’ awards were based on total Company revenue (30%), total Company consolidated non-GAAP net income (40%), and total Company consolidated non-GAAP cash flow from operations (30%). Mr. Nosbaum’s compensation was determined as described under “New CEO – LeRoy D. Nosbaum” in this section of the proxy statement. Because we failed to meet our aggressive targets, our awards under the annual incentive plan or EMIP, were 92.23% of target and 54% lower than the prior year’s awards.

■

We design our programs to align our NEOs’ interests with those of our shareholders through equity-based, long-term incentive plans. Overall, approximately 74% of our executive compensation is considered pay for performance since it is tied to the Company’s financial performance. In 2011, we used a mix of equity-based compensation which, at target, consisted of 25% stock option awards vesting ratably over three years, 25% time-based restricted stock awards with a three-year ratable vesting period, and 50% performance-based restricted stock unit (RSU) awards with a one-year performance period and a subsequent three-year ratable vesting period. (Mr. Regnier did not receive stock options but received more time-based restricted stock units in lieu of options because of the adverse tax consequences in Belgium on stock options.) We overweight our executives’ long-term incentive opportunity towards more performance-based RSUs relative to our peer group of companies. The performance-based RSUs were based on the following mix of financial objectives:

40% total Company revenue, 40% total Company consolidated non-GAAP net income, and 20% total Company consolidated non-GAAP cash flow from operations. Because we failed to meet our aggressive targets, our awards under the LTPP were 92.44% of target and 54% lower than the prior year’s LTPP awards.

New CEO – LeRoy D. Nosbaum

Following the retirement of President and CEO Malcolm Unsworth, the Board appointed LeRoy D. Nosbaum to the Board and as President and CEO. Mr. Nosbaum previously served as our President and CEO from 2000 until March 2009. Mr. Nosbaum committed to serving as a director and President and CEO for approximately two years, during which time he will continue to drive improvements in our operational and financial performance and assist the Board in identifying a successor. Mr. Nosbaum has also agreed to continue during a transition period, if necessary, to assist his replacement. As a result, the Committee and the Board approved a special compensation package for Mr. Nosbaum. Mr. Nosbaum did not participate in the short-term or long-term incentive plans of the Company in 2011. He receives a base salary of $1,500,000. Upon his appointment as President and CEO, he was also granted an option to purchase 25,000 shares of the Company’s common stock, with an exercise price of $39.82 per share (the fair market value of our stock on August 31, 2011). The option vests in full on the earlier of (i) two years from the date of grant or on August 31, 2013, or (ii) termination of Mr. Nosbaum’s employment by the Company without cause or his retirement from the Company in connection with the appointment of a new CEO. In addition, Mr. Nosbaum was awarded 25,113 RSUs valued at $1,000,000 (based on the fair market value of our stock on August 31, 2011, all of which vest on August 31, 2012).

Executive Compensation Philosophy and Objectives

Itron is widely recognized as a world leader in our industry. Consequently, we recruit, motivate, and retain exceptional people who can continue to drive our success. We focus on creating a pay for performance culture, but one that does not encourage excessive or unnecessary risk-taking. Our executive compensation programs are reviewed annually, and targets and metrics may be changed to support Itron’s business goals and promote both short-and long-term profitable growth of the Company. We design our compensation programs to achieve the following objectives through a combination of fixed and variable cash and equity-based elements:

■	Performance – motivating performance by creating a direct link between compensation and the Company’s performance, as measured against pre-set financial goals;

■	Alignment – aligning our NEOs’ interests with those of our shareholders by fostering stock ownership and paying a significant portion of compensation with equity; and

■	Retention – providing a competitive total compensation package of annual base pay, annual cash incentives, and long-term equity incentives so we can attract and retain qualified executives.

Role of Compensation Committee, Compensation Consultant, and Executive Officers

The Committee provides overall direction for our executive compensation plans, policies, and programs, and determines the components of compensation for each of our executive officers. Each member of the Committee qualifies as an independent director under SEC rules and NASDAQ listing standards, as well as the independence requirements established by the Board. In addition, each member is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (Code).

The Committee approves the compensation of our NEOs, except for our CEO, whose compensation is recommended by the Committee for approval by the Board. Pursuant to authority granted to it under its charter, the Committee has hired Frederic W. Cook & Co. as its independent consultant. Our consultant reports directly to the Committee and does not provide any additional services to management. Members of our management team typically attend meetings where executive compensation, Company and individual performances, and competitive compensation levels and practices are discussed and evaluated; however, only the Committee members are allowed to vote on decisions regarding executive compensation. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers. In addition, the Committee routinely meets in executive session to further discuss executive compensation.

Peer Data Information

To determine market-based competitive pay packages, the Committee reviews compensation paid to executives in other comparable companies with respect to base pay, annual incentive compensation, and long-term incentive opportunities. To establish a relevant group of comparable companies, we identify companies that are size appropriate (meaning that the comparable company has both revenues and a market capitalization ranging from 25% to 300% of our revenue and market capitalization), have significant international revenues like Itron, are within the same broad Standard & Poor’s industry classification as Itron (Technology Hardware and Equipment Industry), and who have had financial and stock performance comparable to Itron (strong earnings, cash flow, and revenue growth).

The Committee received assistance from its compensation consulting firm, Frederic W. Cook & Co., to determine a representative list of our peer or comparable companies for 2011 compensation. Seven of the companies, all of which are in the same industry classification as Itron, derive a significant part of their revenues from international sales. The list of comparable companies used by the Committee to assist it in making its 2011 compensation decisions (Comparable Companies) is set forth below.

Cooper Industries Ltd.	Trimble Navigation Limited	Molex, Inc.
Ametek, Inc.	Amphenol Corporation	NCR Corporation
AVX Corporation	Diebold Inc.	National Instruments Corp.
ESCO Technologies, Inc.	Esterline Technologies Corp.	PerkinElmer, Inc.
FLIR Systems, Inc.	Intermec, Inc.	Roper Industries, Inc.

For each of the Comparable Companies, the Committee’s compensation consultant obtained data regarding base salaries, annual incentives, and long-term incentives from the Comparable Companies’ annual proxy statements. The Comparable Company data was supplemented with survey data prepared by Radford Survey & Consulting, a unit of Aon Consulting, and provides compensation market information on more than 700 technology companies, presented anonymously (not by name). Itron participates in this survey. The Radford survey is well-known within the technology industry, and it provides total direct compensation levels for specific executive-level positions, including base salary, annual short-term incentive compensation, and long-term incentive compensation. The survey data was narrowed to those technology companies with revenues similar to Itron’s of between $1 billion and $3 billion.

The Committee uses the Comparable Company data and the supplemental survey data as a benchmark to establish competitive compensation for our executives. For each of the executives, the Committee determined the mid-point of a salary range, annual incentive target, and long-term incentive based upon the 50th percentile of the market data for the position being evaluated. Then, taking into account the experience, performance, responsibilities, and contributions to the Company of each executive, the Committee made a decision for each executive (other than the CEO) on base pay, annual incentive pay opportunity, and long-term incentive opportunity.

Our consultant also provides the Committee with information related to competitive pay practices, benchmarking information regarding best practices in compensation oversight, and information related to current topics of interest to shareholders regarding executive compensation.

For our two CEOs, the Committee made recommendations to the Board, and the Board approved their compensation. The compensation for Mr. Nosbaum, our CEO who replaced Mr. Unsworth upon his retirement in August 2011, was determined by the Committee in consultation with its compensation consultant, and recommended to the Board, which approved the compensation as more fully described under “New CEO – LeRoy D. Nosbaum” in this section of the proxy statement. The Committee and the Board reviewed with the

Committee’s compensation consultant several compensation packages currently paid to interim CEOs, and also reviewed proxy data from Itron’s peer group and survey data from Radford showing CEO compensation for companies with revenues similar to Itron’s. Mr. Nosbaum’s compensation was not determined based on the peer data, but the data was studied to confirm that his compensation was within a reasonable range of that data. Also, given Mr. Nosbaum’s knowledge of the Company’s business and operations from his prior tenure as President and CEO, the Committee and the Board agreed that his compensation is reasonable.

Components of Our Compensation Program

Total Compensation. The Committee designs the compensation plans to reward performance and encourage the achievement of the Company’s near-term objectives and long-term strategic goals. Base salary provides a stable amount of fixed compensation to the executive, while annual cash incentive awards are used to reward the achievement of the Company’s annual financial performance objectives. The Committee uses long-term equity-based compensation to reward our NEOs for overall Company performance and to align a significant portion of their overall compensation with the long-term interests of our shareholders. Because of our pay-for-performance philosophy, we overweight the executive’s long-term incentive opportunity towards performance-based RSUs when compared to that of our Comparable Companies. Finally, for NEOs the Committee oversees severance, retirement, and other benefits intended to promote the objectives of our compensation plans.

Risk and Incentive Compensation. It is our belief that a majority of an executive’s total compensation should be variable “at risk” compensation, meaning it is tied to the Company’s financial performance. However, because performance-based incentives play a large role in our compensation program, we strive to ensure that incentives do not result in actions that may conflict with the long-term best interests of the Company and our shareholders. Therefore, the Committee evaluated all of our plans and policies in 2011 for attributes that could cause excessive risk-taking by our executives, and concluded that our programs and policies do not encourage excessive risk-taking, due to the following factors: (a) the salary component of our program is a fixed amount; (b) the majority of the compensation paid to our executives is delivered in the form of equity ownership, which aligns the interest of our executives with those of our shareholders; (c) executive officers are subject to our executive stock ownership guidelines; and (d) the annual cash-based incentive plan and long-term incentive plans are designed with risk-mitigating characteristics such as (i) maximum award payouts based on the attainment of various and continually evolving Company financial objectives which diversifies risks associated with a single indicator of performance, (ii) time-based restricted stock unit awards and stock options are fixed awards of shares, and (iii) final awards are reviewed and approved by our Committee (and the Board in the case of the CEO), which is composed entirely of independent directors who have discretion under our plans to approve, modify, or eliminate any award earned. See also “CORPORATE GOVERNANCE – Our Board’s Role in Risk Oversight” in this proxy statement.

The following charts show for our former CEO Malcolm Unsworth and for the other NEOs (excluding Mr. Nosbaum) on average, the amount and percentage of the total compensation for each major element of fiscal 2011 compensation, including the percentage of 2011 direct compensation that was based on performance. The amounts and percentages are based on the 2011 target levels for each element set at the time of approval for the 2011 fiscal year. Since our current CEO LeRoy Nosbaum was hired late in the year with a unique compensation package due to his two-year commitment to Itron, his compensation is not shown in this format.

Base Salary. We believe that an executive’s total compensation should have an element of compensation that provides a stable, base salary which is competitive with our peer group and enables the Company to attract and retain executives. The Committee reviews base salaries annually and at the time of promotions or other changes in responsibilities. In December 2010, the Committee reviewed the Comparable Company data available and in consultation with its compensation consultant determined the 2011 salaries for our NEOs that are set forth in the “Summary Compensation Table” in this section of the proxy statement. The Committee concluded that no adjustments were necessary at that time. However, effective January 1, 2011, the Committee terminated the Company’s Flexible Spending Plan that provided an annual allowance not to exceed 3% of the executives’ base salary to cover the costs of certain perquisites related to financial planning, tax and legal consulting, or additional medical, disability, or life insurance costs not otherwise covered by our other benefit plans. As a result, the 2011 base salaries for the NEOs were increased by 3% for 2011. On April 1, 2011, Mr. Mezey’s annual base pay was increased by 14.3% to reflect his new responsibilities as President and COO – Energy.

Annual Cash Incentives. The Committee provides the NEOs with an opportunity to earn annual variable cash compensation under the Itron Executive Management Incentive Plan (EMIP). Awards are based on the Company’s annual financial performance, excluding costs and financial effects of restructuring, acquisitions and dispositions, and normalized for the effects of foreign currency translation. In the first quarter of each year, the Committee identifies objective financial performance criteria that the Company must meet for any awards to become payable under the EMIP, and establishes threshold, target, and maximum payout levels for each performance element. A target incentive payout is established for each executive, based on a percentage of the executive’s salary, and is generally targeted at the 50th percentile of market data obtained from peer groups and other competitive information provided by our compensation consultant. The performance measures in 2011 were based on the achievement of worldwide financial performance measures. If the threshold level of performance for any financial element of the EMIP during the performance period is not achieved, management is not entitled to an award for that element. Awards under the EMIP are paid in cash and are designed to incentivize and reward attainment of annual business and financial goals. The terms and conditions of both the EMIP and the LTPP allow us to make adjustments to the non-GAAP income to exclude the costs and expenses related to acquisitions and dispositions as well as restructuring costs.

We use non-GAAP net income and non-GAAP cash flow from operations as performance metrics in both the EMIP and our Long-Term Performance Plan (LTPP) because we believe they provide greater transparency and represent information that more clearly reflects the ongoing core performance of the Company in a manner that shareholders understand and consider important. We believe these measures are better measurements of our core business. We define non-GAAP net income as net income that excludes amortization expenses related to intangible assets, restructuring, goodwill impairment, debt placement fees, and convertible debt discounts. We believe this non-GAAP income metric, when included with consolidated revenue and consolidated non-GAAP cash flow from operations, provides a more balanced illustration of our financial performance. We define non-GAAP cash flow from operations as cash flow from operations that excludes cash paid for restructuring. By including these metrics in the EMIP and LTPP, we also strive to encourage performance that will drive growth in our revenue and earnings, and generate increased cash flow. Performance targets for 2011 were set at a level that expected the continued high performance levels attained in the prior 2010 fiscal year. Achievement at the maximum level represents a superior performance outcome, which we believe is fully deserving of a maximum incentive payout.

The first table below shows for each NEO the fiscal 2011 financial and operational performance targets and actual results for awards under the EMIP, and the second table shows the actual awards and bonus paid for each NEO’s attained results. As previously mentioned, our current CEO, LeRoy Nosbaum, does not participate in the EMIP.

2011 EXECUTIVE MANAGEMENT INCENTIVE PLAN (EMIP)

Metrics, Weighting, Targets, Actual Results

Payout Factor		Results Required to Achieve Bonus (in millions)			2011 Actual Results (millions)	2011 Actual Percentage Attainment (% attainment of Target Bonus)
Metrics	Weighting Factor	Threshold	Target	Maximum
		(50%)	(100%)	(200%)
Consolidated Revenue	30.0%	$2,183.0	$2,383.0	$2,578.0	$2,326.9	86.0%
Consolidated Non-GAAP Net Income	40.0%	$158.0	$167.0	$230.0	$169.0	103.2%
Consolidated Non-GAAP Cash Flow from Operations	30.0%	$253.0	$271.0	$356.0	$265.2	83.9%

2011 EMIP – NEO Actual Awards

NEO	EMIP Target, % of Base Salary	Actual Payout, % of Base Salary	Cash Award
Malcolm Unsw orth (1)	100%	92.2%	$474,985
Steve Helmbrecht	75%	69.2%	$302,630
John Holleran	75%	69.2%	$307,472
Philip Mezey	75%	69.2%	$345,863
Marcel Regnier	75%	69.2%	€221,352

(1)	Mr. Unsworth’s award was pro-rated for the eight months he served as our President and CEO.

Long-Term Incentives. We use equity awards as long-term incentives for our NEOs to help create a strong alignment between the compensation provided to our executives and the investment objectives of our shareholders, which is to create long-term, sustainable value. In addition, vesting provisions imposed on the RSU equity awards help retain eligible executives and reward achievement of long-term business objectives that also benefit our shareholders.

Consistent with our practice to grant our annual and long-term awards to our executives in the first quarter of the year, in February 2011, the Committee (and for Mr. Unsworth, the Board) granted to our NEOs (other than Mr. Nosbaum) the following three types of long-term equity awards:

Stock Options. Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant, generally provide for ratable vesting over a three-year period, and expire ten years from the date of grant.

Performance-Based RSUs. Performance-based RSUs or LTPP RSUs are granted to provide equity award opportunities to our executives, based on the Company attaining certain annual pre-determined financial performance criteria. The criteria are established each year by the Committee pursuant to our LTPP. Once actual performance is determined, RSU awards are issued. Typically, these awards have a ratable three-year vesting period.

Time-Based RSUs. Time-based RSUs are granted as part of the executive’s compensation to reinforce our emphasis on equity ownership in the Company and to help us retain our talented leadership. Typically, these RSUs vest ratably over a period of three years.

The mix of options (25%), time-based RSUs (25%), and performance-based RSUs (50%) was also based on the survey data and was heavily weighted towards the performance-based RSUs in order to focus our executives on the Company’s financial performance goals for 2011. Individual award amounts for stock options were calculated based on Black-Scholes values, and award amounts for time-based RSUs and LTPP RSUs were determined based on the closing price of our common stock on the date of grant, which was February 24, 2011 for our NEOs other than Mr. Unsworth ($56.65 per share), the date the awards were approved by the Committee, and February 25, 2011 for Mr. Unsworth ($56.97 per share), the date the awards were approved by the Board. In February 2012, the Committee reviewed our performance for 2011 and determined that long-term equity awards were earned by our NEOs (excluding Mr. Nosbaum) as follows:

NEO	Target Award ($’s)	Performance RSUs Value		Stock Options Value **			Time-vested RSU’s Value

		%	Value *	%	Value		%	Value
Malcolm Unsworth (1)	2,720,000	50%	$1,360,000	25%	$680,000		25%	$680,000
Steve Helmbrecht	850,000	50%	$425,000	25%	$212,500		25%	$212,500
John Holleran	850,000	50%	$425,000	25%	$212,500		25%	$212,500
Philip Mezey	850,000	50%	$425,000	25%	$212,500		25%	$212,500
Marcel Regnier	850,000	50%	$425,000	0%	$—	**	50%	$302,919

*	Value based on performance at Target

**

Due to their complexity, Itron has chosen not to issue stock options outside the U.S. For Mr. Regnier a larger time-based RSU amount is used to equalize values. The equalization amount added to Mr. Regnier’s time-based RSU value was roughly the equivalent of the Black-Scholes value (i.e. $212,500 x 42.55% Black-Scholes discount factor).

(1)	Mr. Unsworth’s awards were pro-rated for the eight months in which he served as our CEO

The LTPP RSUs were issued based on the performance metrics established by the Committee and as set forth in the first table below, with actual LTPP RSUs issued set forth in the subsequent table. The same metrics used for the EMIP were used for the LTPP and for the same reasons described above under the discussion of our EMIP. As previously mentioned, our current CEO, LeRoy Nosbaum, does not participate in the LTPP.

2011 LONG-TERM PERFORMANCE PLAN (LTPP)

Metrics, Weighting, Targets, Actual Results

Payout Factor		Results Required to Achieve LTPP (in millions)			2011 Actual Results (millions)	2011 Actual Percentage Attainment (% attainment of Target LTPP)
Metrics	Weighting Factor	Threshold	Target	Maximum
		(50%)	(100%)	(200%)
Consolidated Revenue	40.0%	$2,183.0	$2,383.0	$2,578.0	$2,326.9	86.0%
Consolidated Non-GAAP Net Income	40.0%	$158.0	$167.0	$230.0	$169.0	103.2%
Consolidated Non-GAAP Cash Flow from Operations	20.0%	$253.0	$271.0	$356.0	$265.2	83.9%

2011 LTPP – NEO Actual Awards

NEO	Target Award (RSUs) *	Attainment %	Actual Award (RSUs) *
Malcolm Unsworth (1)	16,000	92.44%	14,791
Steve Helmbrecht	7,500	92.44%	6,933
John Holleran	7,500	92.44%	6,933
Philip Mezey	7,500	92.44%	6,933
Marcel Regnier	7,500	92.44%	6,933

*	Based on the closing price on the grant date; $56.97 for M Unsworth, and $56.65 for all other NEOs

(1)	Mr. Unsworth’s award was pro-rated for the eight months in which he served as our CEO.

In December 2011, Mr. Holleran was awarded a special grant of 5,610 RSUs in recognition of his management of the 2011 restructuring project, assistance in the CEO transition from Mr. Unsworth to Mr. Nosbaum, and his ongoing management of special projects for the Company. His award will vest ratably over the next two years. See also “EXECUTIVE COMPENSATION TABLES – Summary Compenstion Table and Grants of Plan Based Awards Table” in this section of the proxy statement.

Summary. We believe the described combination of base salary, annual incentives, and long-term incentives provides a well-balanced mix of base pay, retention value, equity ownership, and variable compensation, all of which support the Company’s short-term and long-term financial performance objectives while mitigating excessive risk exposure. See also “Risk and Incentive Compensation” under this section and “CORPORATE GOVERNANCE – Our Board’s Role in Risk Oversight” in this proxy statement.

Other Benefits

The following paragraphs describe other compensation and benefits offered to our executives in 2011. See “EXECUTIVE COMPENSATION TABLES – Summary Compensation Table” in this proxy statement for specific amounts paid to our NEOs in 2011.

Executive Deferred Compensation Plan

NEOs located in the U.S. are eligible to participate in our Executive Deferred Compensation Plan (EDCP). We offer the EDCP to our highly compensated employees to give them the benefit of being able to defer some of their taxable income, which also encourages their retention with the Company. Participants may defer up to 50% of their base salary and annual cash incentive into a nonqualified account. Executives are also permitted to elect to defer an additional portion of their base salary equal to the amount of any contributions returned to them during the year from the Company’s 401(k) Plan so that such plan could satisfy the nondiscrimination requirements applicable to it. In 2011, the Company made matching contributions to the account of each participating executive at the rate of 50% of the first 6% of base salary and annual incentive deferred by the executive during that year. The executives’ account balances are adjusted for hypothetical investment earnings or losses according to the returns of the specified “measurement funds” selected by the executives. The measurement funds correspond to the mutual funds available for investment under the 401(k) Plan (but currently do not include a Company stock fund). Refer also to the narrative following the “2011 Nonqualified Deferred Compensation Table” in this section under “EXECUTIVE COMPENSATION TABLES.”

401(k) Plan and Employee Stock Purchase Plan

Executives located in the United States are eligible to participate in our 401(k) Plan which provides our employees, including executives, with a 50% Company match on the first 6% of compensation deferred, subject to qualified plan limits. Similarly, executives located in the United States may participate in the Company’s employee stock purchase plan, along with our other U.S. employees. See “PROPOSAL 3- APPROVAL OF 2012 EMPLOYEE STOCK PURCHASE PLAN” in this proxy statement for more information on this plan. For Mr. Regnier, our NEO based in Brussels, the Company makes contributions to the Itron Management Services S.A. Plan on his behalf as described in the paragraph that follows below.

We do not maintain any defined benefit or supplemental retirement programs for our NEOs, with the exception of Mr. Regnier, who resides in Belgium and whose plan is customary for executives in that country. See also “EXECUTIVE COMPENSATION TABLES – Summary Compensation Table” in this proxy statement for more information on those benefits.

Itron Management Services S.A. Plan – Marcel Regnier

Since 2008 when he was promoted to Senior Vice President and COO – Itron International, Mr. Regnier has resided in Brussels, Belgium and has participated in the Itron Management Services SA Plan, a supplemental Belgium group retirement, death, and disability insurance plan. The Company contributes 12% of Mr. Regnier’s base salary, and Mr. Regnier defers 2% of his base salary into the Plan. The funds earn a legal minimum interest rate of 3.25%. The retirement benefit is payable in a lump sum or as an annuity at age 65. The Company contributions are allocated between retirement and death benefits, as determined by the participant. In addition, a lump sum payment equal to 100% of Mr. Marcel’s salary is payable upon total and permanent disability.

Employment and Separation Agreements

Marcel Regnier. We do not have formal employment agreements with our executives other than with Mr. Regnier. Because Mr. Regnier resides in Belgium as a result of his position with the Company, we are required under Belgium law to document the terms of Mr. Regnier’s employment in a written agreement. Mr. Regnier’s agreement was entered into in 2008 and generally sets forth compensation and other employment provisions applicable to all of our executives. It also stipulates, however, that his base salary includes payment of expenses related to Mr. Regnier’s residing in Belgium, including a cost of living allowance, a tax equalization allowance, the use of a Company car, and an allowance compensating for the differential of housing costs between his country of origin and his housing costs in Belgium. The amount of such allowances is determined by formulas established by the Belgian tax authorities. Mr. Regnier’s agreement provides that he is entitled to a severance payment equal to the payment determined under the formula prescribed by statute in Belgium (which is based on age, service, and level of remuneration), not to exceed one year’s total compensation (including bonuses), in the event his employment is involuntarily terminated other than for cause, as defined in his agreement). See also “EXECUTIVE COMPENSATION TABLES – Potential Payments upon Change-in-Control” and “Termination Payment Tables for NEOs” in this proxy statement.

LeRoy D. Nosbaum. Upon Mr. Nosbaum’s election to our Board and appointment as President and CEO, we entered into an offer letter with him that includes an employment arrangement where he has committed to serve in those positions for two years (subject to his re-election to the Board by the shareholders) or until a successor has been appointed. See also “New CEO – LeRoy D. Nosbaum” for his compensation payable under this arrangement. Mr. Nosbaum also entered into an Indemnification Agreement with the same terms as those entered into with our NEOs. However, he was not offered a Change-in-Control Agreement.

Malcolm Unsworth. At the time of his retirement in August 2011, we entered into a Separation Agreement with Mr. Unsworth that provided for a severance payment of $772,500, payable in 12 equal monthly installments commencing on his retirement date. In exchange, the Company received a release of claims and non-disparagement, non-solicitation, and non-competition covenants. Mr. Unsworth will also receive pro-rated awards under our 2011 EMIP and LTPP programs. See also “Long-Term Incentives” and “Summary Compensation Table” in this section of the proxy statement.

Change-in-Control Agreements

We have entered into Change-in-Control (CIC) Agreements with our executives to encourage their full attention and dedication to the Company during a change-in-control of the Company, and to provide them with reasonable compensation and benefits in the event of a change-in-control and a subsequent loss of employment. See – “EXECUTIVE COMPENSATION TABLES – Potential Payments upon Change-in-Control” in this next section of the proxy statement for descriptions of the benefits provided under the CIC Agreements.

Stock Ownership Guidelines & Policies

Since 2006, we have had stock ownership guidelines to encourage our key executives to own our stock at least equal in value to three to four times each NEO’s base salary. The current guidelines for our NEOs are six times base salary for our CEO and three times base salary for all Senior Vice Presidents and Presidents/COOs. Common stock, restricted stock awards, restricted stock units, and stock held in the 401(k) Plan and the Employee Stock Purchase Plan all count towards satisfaction of the guidelines; however, unexercised stock options do not. We believe that when our executives hold an equity interest in the Company, they will be less inclined to take excessive business risks. We annually review the levels of stock ownership of our executives, and based on a rolling 12-month average of our stock price as of the record date for our 2012 annual meeting, all of the NEOs have met the guidelines, with the exception of our current President and CEO, Mr. Nosbaum, who is making progress in reaching his guideline.

Anti-Hedging Policy

Since a primary objective of our compensation programs is to create a strong alignment between our officers and directors and the interests of our shareholders, we prohibit our officers and directors from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, the Company has adopted a Hedging Policy that prohibits our directors, officers, and employees from entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities is prohibited, and our directors, officers, and employees may not purchase our securities on margin or borrow against any account in which our stock is held.

Financial Restatement and Mandatory Clawbacks

Under Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financials due to material noncompliance with any financial reporting requirement as a result of misconduct, the CEO and CFO must reimburse the Company for (1) any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance or filing of the non-complying document (whichever first occurs), and (2) any profits realized from the sale of securities of the Company during those 12 months.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Financial Reform Act) requires the SEC to promulgate new rules for companies listed on national securities exchanges regarding the recoupment from executives of compensation that was “erroneously awarded” if there is an accounting restatement. Clawbacks under the Financial Reform Act will be different from the clawbacks required under Section 304 of Sarbanes-Oxley. The SEC is currently expected to adopt new rules in fiscal year 2012, and the Company intends to adopt a mandatory clawback policy to comply with those rules once issued

Impact of Tax and Accounting

We regularly consider the various tax and accounting implications of our compensation plans. When determining the amount of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by Accounting Standards Codification Topic 718 (ASC 718).

We generally seek to maximize the tax deductibility for all elements of compensation. For example, Section 162(m) of the Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the CEO and the next three highest compensated officers (other than the CFO). Under the current tax laws, exceptions are made for qualified performance-based compensation. Our stock options and LTPP awards are designed to meet the definition of performance-based compensation under Section 162(m), as well as our annual cash-based awards payable under the EMIP. The Committee, however, believes that it is important for it to retain maximum flexibility in designing compensation programs that are in the best interest of the Company and its shareholders. Therefore, the Committee, while considering tax deductibility as a factor in determining compensation, may not limit compensation to those levels or types of compensation that will be deductible if it believes that the compensation is commensurate with the performance of the covered employee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Itron’s management. Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2012 Proxy Statement.

Compensation Committee

Kirby Dyess, Chair

Gary Pruitt

Michael Bracy

Charles Gaylord

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table provides information regarding compensation of the Company’s NEOs. The amounts shown include amounts deferred at the executives’ election. All numbers are rounded to the nearest dollar. In 2009, we did not pay any non-equity incentive plan compensation to our NEOs, and except for an award of stock options granted to Mr. Unsworth in connection with his promotion to CEO, we did not grant any long-term equity awards in 2009.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards ($) (2) (3)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
LeRoy Nosbaum (1)	2011	478,846	1,000,000	400,529	0	0	7,350	(5)	1,886,725
President and CEO	2010	n/a	n/a	n/a	n/a	n/a	n/a		n/a
	2009	526,538	0	0	0	0	23,298		549,836

Steve Helmbrecht Senior Vice President and CFO	2011	437,260	637,313	212,364	302,630	0	47,158	(5)	1,636,725
	2010	424,615	638,377	234,916	637,500	0	32,838		1,968,246
	2009	400,000	0	0	0	0	16,311		416,311

Philip Mezey President and COO – Energy	2011	483,173	637,313	212,364	345,863	0	49,617	(5)	1,728,330
	2010	424,615	638,377	234,916	637,500	0	32,838		1,968,246
	2009	400,000	0	0	0	0	17,372		417,372

John Holleran Senior Vice President, General Counsel and Corporate Secretary	2011	444,125	837,310	212,364	307,472	0	7,350	(5)	1,808,621
	2010	423,846	638,377	234,916	637,500	0	20,100		1,954,739
	2009	350,000	0	0	0	0	12,921		362,921

Marcel Regnier (6) President and COO – Water	2011	406,415	727,386	0	281,117	0	128,827	(5)	1,543,745
	2010	432,024	727,639	0	369,360	0	66,394		1,595,417
	2009	438,000	0	0	0	0	107,039		545,039

Malcolm Unsworth (7) Former President and CEO	2011	617,567	1,595,160	683,147	474,985	0	315,352	(5)	3,686,211
	2010	748,461	2,033,421	747,467	1,500,000	0	74,854		5,104,203
	2009	617,000	0	1,297,020	0	0	592,476		2,506,496

(1)	Mr. Nosbaum rejoined the Company as President and CEO on August 31, 2011.

(2)

These columns reflect the aggregate grant date fair value of awards granted under our Long-Term Performance Plan and 2010 Stock Incentive Plan determined in accordance with FASB ASC Topic 718. See Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 regarding assumptions underlying the valuation of these equity awards.

(3)

Except for Mr. Nosbaum, includes the grant date fair value of 2011 Long-Term Performance Plan awards assuming target performance achievement. Grant date fair values assuming maximum performance achievement for the Long-Term Performance Plan awards would be: S. Helmbrecht – $849,750; P. Mezey – $849,750; J. Holleran – $849,750; M. Regnier – $849,750; M. Unsworth – $1,823,040.

(4)

This column reflects the cash awards earned by the NEO’s under our annual incentive program. For Mr. Unsworth, the amount represents his pro-rated award for the eight months he served as our President and CEO.

(5)	We value these benefits based on the actual costs or charges incurred by us for the benefits. The amounts shown under “All Other Compensation” consist of the following:

Name	401(k) Company Contributions	Executive Deferred Comp. Plan Company Match (8)	Housing Allowance	Cost of Living Allowance	Company Car	Expatriate Tax Reimbursement (9)	Group Insurance Retirement Contributions (10)	Severance Payments (11)
LeRoy Nosbaum	$7,350
Steve Helmbrecht	7,350	39,808
Philip Mezey	7,350	42,267
John Holleran	7,350
Marcel Regnier			30,099	3,175	2,044		93,509
Malcolm Unsworth	7,350	29,935				20,567		257,500

(6)

Mr. Regnier’s compensation is paid in Euros and has been converted to US dollars ($USD) using an exchange rate of 1 Euro to 1.27 $USD. This exchange rate represents the approximate average exchange rate of 2010 Q4, and is the rate used by the Company for 2011 budgeting purposes.

(7)	Mr. Unsworth retired from the Company on August 31, 2011.

(8)	Deferred compensation plan details are discussed following the Nonqualified Deferred Compensation Table.

(9)

Represents reimbursement paid in 2011 for taxes on equalization payments received for additional Belgium or US income and social taxes incurred as a result of Mr. Unsworth’s assignment in Belgium for the time he was living abroad before his promotion to President and COO (4/15/2008).

(10)

Represents increase in value of frozen retirement indemnity (France) and Company contributions to a group insurance arrangement which provides retirement and death benefits for our executives in Belgium.

(11)

Represents severance payments made pursuant to the separation agreement with Mr. Unsworth dated September 7, 2011. Additional payments are subject to Mr.  Unsworth’s compliance with the non-competition and other terms of the separation agreement.

2011 Grants of Plan-Based Awards Table

The following table provides information regarding grants of plan-based awards to the NEOs during 2011.

Grants of Plan – Based Awards
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($) (1)	Target ($) (1)	Maximum ($) (1)	Threshold (#) (2)	Target (#) (2)	Maximum (#) (2)
LeRoy Nosbaum	8/31/2011	n/a	n/a	n/a	n/a	n/a	n/a	25,113	n/a	n/a	$1,000,000
	8/31/2011	n/a	n/a	n/a	n/a	n/a	n/a	n/a	25,000	$39.82	$400,529
Steve Helmbrecht	n/a	$164,063	$328,125	$656,250	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/24/2011	n/a	n/a	n/a	3,750	7,500	15,000	n/a	n/a	n/a	$424,875	(5)
	2/24/2011	n/a	n/a	n/a	n/a	n/a	n/a	3,750	n/a	n/a	$212,438
	2/24/2011	n/a	n/a	n/a	n/a	n/a	n/a	n/a	8,810	$56.65	$212,364
Philip Mezey	n/a	$187,500	$375,000	$750,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/24/2011	n/a	n/a	n/a	3,750	7,500	15,000	n/a	n/a	n/a	$424,875	(5)
	2/24/2011	n/a	n/a	n/a	n/a	n/a	n/a	3,750	n/a	n/a	$212,438
	2/24/2011	n/a	n/a	n/a	n/a	n/a	n/a	n/a	8,810	$56.65	$212,364
John Holleran	n/a	$166,688	$333,375	$666,750	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/24/2011	n/a	n/a	n/a	3,750	7,500	15,000	n/a	n/a	n/a	$424,875	(5)
	2/24/2011	n/a	n/a	n/a	n/a	n/a	n/a	3,750	n/a	n/a	$212,438
	2/24/2011	n/a	n/a	n/a	n/a	n/a	n/a	n/a	8,810	$56.65	$212,364
	12/12/2011	n/a	n/a	n/a	n/a	n/a	n/a	5,610	n/a	n/a	$199,997
Marcel Regnier	n/a	$152,400	$304,800	$609,600	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/24/2011	n/a	n/a	n/a	3,750	7,500	15,000	n/a	n/a	n/a	$424,875	(5)
	2/24/2011	n/a	n/a	n/a	n/a	n/a	n/a	5,340	n/a	n/a	$302,511
Malcolm Unsworth	n/a	$386,250	$772,500	$1,545,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/25/2011	n/a	n/a	n/a	8,000	16,000	32,000	n/a	n/a	n/a	$911,520	(5)
	2/25/2011	n/a	n/a	n/a	n/a	n/a	n/a	12,000	n/a	n/a	$683,640
	2/25/2011	n/a	n/a	n/a	n/a	n/a	n/a	n/a	28,210	$56.97	$683,147

(1)

Represents threshold, target and maximum opportunity under the Company’s annual incentive program for fiscal 2011. Our annual incentive program is discussed under the caption “Annual Cash Incentives” in the Compensation Discussion and Analysis.

(2)

Represents range of possible payouts under the Long-Term Performance Plan for fiscal 2011 performance cycle; awards earned under the Long-Term Performance Plan are paid in restricted stock units. Payout ranges were approved by the Compensation Committee on February 24, 2011 for the NEOs other than the CEO, whose payout ranges were approved by the Board on February 25, 2011. The actual number of RSUs issued was determined by the Compensation Committee on February 16, 2012 for the following executives: S. Helmbrecht – 6,933, P. Mezey – 6,933, J. Holleran – 6,933, M. Regnier – 6,933 and M. Unsworth 14,790. For Mr. Unsworth, the estimated payouts as well as actual RSUs issued represent a pro-rated award for the eight months he served as our President and CEO. Our Long-Term Performance Plan is discussed under the caption “Long-Term Incentives” in the Compensation Discussion and Analysis.

(3)	Amounts shown in this column reflect the number of time-based RSU’s granted to each named executive under our 2010 Stock Incentive Plan (2010 SIP).

(4)	Amounts shown in this column reflect the number of options granted to each named executive officer under our 2010 SIP.

(5)	Amounts shown are based on target performance achievement.

The non-equity incentive awards included in this table and also set forth in the Summary Compensation Table represent the annual incentive component of our executives’ compensation. These potential payout awards are paid in cash as a percentage of each of the NEO’s salary, based upon achievement of certain pre-determined performance criteria. For more details, refer to the “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis – Components of our Compensation Programs” section of the proxy statement.

The equity incentive plan awards are awards issued under the Company’s 2011 LTPP for the 2011 performance period. The awards were earned in February 2012 in the form of RSUs that are subject to three-year ratable vesting. The number of RSUs earned is determined in accordance with the pre-determined performance criteria set forth in the 2011 LTPP. For more details, refer to the “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis – Components of our Compensation Programs” section of the proxy statement. Each RSU represents one share of our common stock.

The amounts included in the “All Other Stock Awards” column and in the “All Other Option Awards” column represent time-based RSUs and stock options, respectively, both of which were issued under the Company’s 2010 SIP. For further details on these awards, refer to the “EXECUTIVE COMPENSATION TABLES – Compensation Discussion and Analysis – Long-Term Incentives” section of the proxy statement. Because of the adverse tax consequences in Belgium on stock options, Mr. Regnier received additional time-based RSUs in lieu of the options granted to the other NEOs. For further details on the compensation and benefits paid to our NEO residing in Belgium, Marcel Regnier, refer to the “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis – Employment and Separation Agreements” section of this proxy statement. Refer also to this section for further details regarding compensation and benefits paid to Mr. Unsworth and to Mr. Nosbaum.

2011 Outstanding Equity Awards at Fiscal Year End Table

The following table provides information regarding outstanding equity awards held by each NEO as of December 31, 2011.

Outstanding Equity Awards At Fiscal Year End
	Grant Date	Option Awards				Stock Awards
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (7)
LeRoy Nosbaum	5/5/2008	30,000		$95.78	12/31/2012
	8/31/2011		25,000	$39.82	8/31/2021
	8/31/2011					25,113	(2)	$898,292

Steve Helmbrecht	12/6/2004	8,333		$21.18	12/6/2014
	5/3/2005	2,327		$37.40	5/3/2015
	8/7/2006	13,333		$48.51	8/7/2016
	5/14/2007	20,000		$67.43	5/14/2017
	5/5/2008	20,000		$95.78	5/5/2018
	2/11/2010	2,870	5,740	$61.56	2/11/2020
	2/11/2010					2,307	(3)	$82,521
	2/11/2010					9,214	(5)	$329,585
	2/24/2011		8,810	$56.65	2/24/2021
	2/24/2011					3,750	(4)	$134,138
	2/24/2011					6,933	(6)	$247,993

Philip Mezey	5/3/2005	5,000		$37.40	5/3/2015
	8/7/2006	16,000		$48.51	8/7/2016
	5/14/2007	20,000		$67.43	5/14/2017
	5/5/2008	20,000		$95.78	5/5/2018
	2/11/2010	2,870	5,740	$61.56	2/11/2020
	2/11/2010					2,307	(3)	$82,521
	2/11/2010					9,214	(5)	$329,585
	2/24/2011		8,810	$56.65	2/24/2021
	2/24/2011					3,750	(4)	$134,138
	2/24/2011					6,933	(6)	$247,993

John Holleran	2/22/2007	20,000		$62.52	2/22/2017
	5/14/2007	20,000		$67.43	5/14/2017
	5/5/2008	20,000		$95.78	5/5/2018
	2/11/2010	2,870	5,740	$61.56	2/11/2020
	2/11/2010					2,307	(3)	$82,521
	2/11/2010					9,214	(5)	$329,585
	2/24/2011		8,810	$56.65	2/24/2021
	2/24/2011					3,750	(4)	$134,138
	2/24/2011					6,933	(6)	$247,993
	12/12/2011					5,610	(4)	$200,670

Marcel Regnier	2/11/2010					3,274	(3)	$117,111
	2/11/2010					9,214	(5)	$329,585
	2/24/2011					5,340	(4)	$191,012
	2/24/2011					6,933	(6)	$247,993

Malcolm Unsworth	7/1/2004	4,397		$22.74	8/31/2012
	5/3/2005	2,673		$37.40	8/31/2012
	8/7/2006	20,000		$48.51	8/31/2012
	5/14/2007	20,000		$67.43	8/31/2012
	5/5/2008	30,000		$95.78	8/31/2014
	2/13/2009	33,334		$57.96	8/31/2014
	2/12/2010	9,720		$61.34	8/31/2014

(1)

One third of the options granted on February 11, 2010 vest on each of February 11, 2011, 2012 and 2013. One third of the options granted on February 24, 2011 vest on each of February 24, 2012, 2013 and 2014. Mr. Nosbaum’s option grant on August 31, 2011 will vest in full on August 31, 2013.

(2)	RSUs granted on August 31, 2011 will vest in full on August 31, 2012.

(3)	Represents RSUs granted under the 2000 SIP. One third of the RSUs granted on February 11, 2010 vest on each of February 11, 2011, 2012 and 2013.

(4)

Represents RSUs granted under the 2010 SIP. One third of the RSUs granted on February 24, 2011 vest on each of February 24, 2012, 2013 and 2014. One half of the RSUs granted on December 12, 2011 vest on each of December 12, 2012 and 2013.

(5)	Represents RSUs granted under the Long-Term Performance Plan for the 2010 performance cycle. One-third of the RSUs granted on February 11, 2010 vest on each of December 31, 2011, 2012 and 2013.

(6)

Represents RSUs granted under the Long-Term Performance Plan for the 2011 performance cycle, attained at 92.44% of target performance. One-third of the RSUs granted on February 24, 2011 vest on each of December 31, 2012, 2013 and 2014.

(7)	Based on the closing price of our common stock on December 30, 2011 ($35.77).

2011 Option Exercises and Stock Vested Table

The following table provides information regarding stock option exercises and shares acquired upon the vesting of stock awards by the NEOs during the 2011 fiscal year.

Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
LeRoy Nosbaum			1,578	100,834
Steve Helmbrecht	5,039	88,418	9,750	421,645
Philip Mezey			10,403	466,832
John Holleran			11,435	485,637
Marcel Regnier			18,202	870,972
Malcolm Unsworth			24,855	1,085,578

(1)	Represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.

(2)	Based on the fair market value of our common stock on the vest date.

2011 Nonqualified Deferred Compensation Table

The following table provides information regarding the nonqualified deferred compensation of each of the NEOs for the 2011 fiscal year.

Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
LeRoy Nosbaum	n/a	n/a	n/a	n/a	n/a
Steve Helmbrecht	91,050	39,808	(7,465)	0	256,116
Philip Mezey	347,740	42,267	(43,951)	0	689,692
John Holleran	n/a	n/a	n/a	n/a	n/a
Marcel Regnier	n/a	n/a	n/a	n/a	n/a
Malcolm Unsworth (3)	70,281	29,935	(16,310)	0	841,439

(1)	This deferred compensation represents amounts that are reported as compensation earned in 2011 in the “Summary Compensation Table.”

(2)	These amounts have been included in the “Summary Compensation Table” in the “All Other Compensation” column.

(3)	Mr. Unsworth will receive the distribution of his deferred compensation plan balance six months following the date of his termination.

Executive Deferred Compensation Plan

Executives located in the U.S. are eligible to participate in the Company’s Executive Deferred Compensation Plan. Under this plan, participants may defer up to 50% of their base salary and 50% of their annual incentive to a non-qualified account. Participants may also defer an additional portion of their base salary equal to the amount of any contributions returned to them during the year from the Company’s 401(k) plan so that the 401(k) plan can satisfy the nondiscrimination requirements applicable to it. Annually, the Company makes matching contributions to the account of each participating executive at the rate of 50% of the first 6% of base salary and annual incentive deferred by the executive during that year.

Each participant’s account is adjusted for hypothetical investment earnings or losses based on the performance of the “measurement funds” in which the account is deemed to be invested. Participants allocate their accounts among the measurement funds available under the plan and can change their allocation at any time. These measurement funds are the same as the mutual funds offered for investment purposes under the Company’s 401(k) plan. Measurement funds are used solely to determine the amount of the hypothetical investment earnings or losses to be allocated to the participant’s account. The Company is not obligated to invest any assets in these funds.

Accounts are distributed (or commence to be distributed) to participants upon termination of employment with the Company and its affiliates. Distribution will generally be made (or commence to be made) within 90 days after termination. However, distribution will be delayed until six months after termination to the extent necessary to comply with the requirements of Internal Revenue Code Section 409A. In-service distributions are not generally permitted. However, participants may elect to withdraw amounts from their accounts prior to termination to satisfy emergency needs in the event of an unforeseeable emergency (as determined by the plan administrator).

A participant’s account will be distributed in a lump sum, unless the participant elects to have it distributed in substantially equal annual installments over a period of not more than 10 years. This election must be made at the time the participant is first eligible to participate in the plan.

Potential Payments upon Termination

Termination for Cause

The executive is entitled to receive any accrued and unpaid base salary through the date of termination. All options granted automatically expire when terminated for cause and all unvested time-based RSUs and all unvested awards under the LTPP and the EMIP are forfeited in the event of termination for cause.

Termination due to Death, Disability, or Retirement

Base Salary: The executive or his or her estate is entitled to any accrued and unpaid base salary through the date of termination.

Time-based RSUs: If termination is due to death, disability, or retirement, any unvested RSUs granted under our prior stock incentive plan (the “2000 SIP”) would vest pro-rata based on the number of calendar days employed during the vesting period. For RSUs granted under the 2010 SIP, all unvested awards would be forfeited.

Stock Options: All unvested options automatically expire when termination is due to death, disability or retirement. If termination is due to death or disability, any vested stock options would remain exercisable until the earlier of one year following the date of termination or the date on which the options expire by their terms. If termination is due to retirement, any vested stock options granted prior to 2008 under the 2000 SIP would remain exercisable until the earlier of one year following the date of termination or the date on which the options expire by their terms. For options granted in 2008 or later under the 2000 SIP, and for options granted under the 2010 SIP, if termination is due to retirement, any vested stock options would remain exercisable until the earlier of three years following the date of termination or the date on which the options expire by their terms.

LTPP: For awards issued for the 2008 performance period, if termination occurs during the three-year cliff vesting period the award vests pro-rata based on the number of calendar days employed during the vesting period. There were no LTPP awards for the 2009 performance period. For awards under the 2010 and 2011 LTPP, if termination occurs during the performance period by reason of death, disability, or retirement, the number of RSUs that become eligible for vesting, based on attainment of performance goals assessed at the end of the performance period, will be determined pro-rata based on the number of calendar days employed during the performance period and will vest as of the date of death, disability, or retirement. If termination occurs during the three-year ratable vesting period by reason of death, disability, or retirement, all unvested units will vest as of the date of termination. Vested units generally will be settled at the original vesting date set forth in the award agreement, and in accordance with the provisions of Section 409A of the Code.

Annual Incentive Plan: For awards under the EMIP, participants would receive a prorated award (assuming an award is earned) based on the number of calendar days employed during the performance period and such payout, if any, will be made at the same time as the other participants.

Definition of Retirement: For purposes of stock options granted since 2008 as well as all awards granted under the 2010 SIP to NEOs located in the U.S., “retirement” means the earlier of age 65 or age 55 with at least 10 years of service with Itron. For awards under the 2000 SIP, other than stock options granted in 2008 or later, “retirement” means attainment of age 65.

Voluntary Termination or Termination without Cause

Base Salary: The executive is entitled to any accrued and unpaid base salary through the date of termination.

Stock Options: All unvested options automatically expire due to voluntary termination or termination by the Company without cause. Any vested options would remain exercisable until the earlier of 90 days following termination of employment or the date on which the options expire by their terms.

Time-based RSUs: All unvested RSUs are forfeited upon voluntary termination or termination without cause.

LTPP: For awards issued for the 2008 performance period, if termination occurs during the three-year cliff vesting period, the award vests pro-rata based on the number of calendar days employed during the vesting period. There were no LTPP awards for the 2009 performance period. For awards under the 2010 and 2011 LTPP, if termination occurs during the performance period or the three-year ratable vesting period, any unvested awards are forfeited. Vested units will be settled in accordance with the provisions of Section 409A of the Code.

Annual Incentive Plan: The bonus under the 2010 EMIP would be forfeited in its entirety if the NEO is not employed by the Company at the time of the payout.

Potential Payments upon Change-in-Control

The following describes the material provisions of the CIC Agreements that we entered into with our NEOs in 2010. As previously stated, our current CEO LeRoy Nosbaum, has not entered into a CIC Agreement. The Agreements provide for the following benefits if there is a change-in-control and the NEO’s employment is terminated by the Company without cause or by the NEO for “good reason:”

Severance Benefit. The CIC Agreements provide the NEOs with a severance benefit 2.5 times the sum of base salary and target annual incentive opportunity. The benefit is paid in cash in one lump sum.

Pro-Rata Annual Incentive for Year of Termination. The Agreements provide for a payment based on the greater of target opportunity or actual performance (as determined by the Board), prorated for the time worked during the year of termination.

Welfare Benefit Continuation. The CIC Agreements provide the NEOs with 2.5 years of life and disability insurance coverage (with no tax gross-up). The Agreements also provide our NEOs and their dependents with 2.5 years of health care coverage.

Equity Award Vesting and Acceleration. The CIC Agreements provide for accelerated vesting of stock options and restricted stock or other equity-based awards at the time of the change-in-control. There is accelerated vesting of the LTPP awards at the time of the change-in-control with payouts based on the greater of target opportunity or actual performance, as determined by the Board, pro-rated for the portion of the performance year as of the date of the change-in-control.

Excise Tax Gross-Up. There is a provision for an excise tax gross-up if parachute payments exceed 105% of the IRS safe harbor amount, except that the tax gross-up will “sunset” in March 2013. All agreements dated subsequent to March 2010 have no excise tax gross-up provisions in them.

Legal Fees. The CIC Agreements provide that NEOs will be reimbursed for legal fees and expenses incurred in seeking to enforce the CIC Agreement.

Restrictive Covenants. The CIC Agreements include restrictive covenants relating to non-solicitation (one-year) and non-disparagement and require a release of all claims against the Company.

Definition of Change-in-Control. For purposes of the CIC Agreements, a “change-in-control” generally consists of any of the following:

■	An acquisition of 25 percent or more of our voting securities;

■	Our current Board of Directors (and their approved successors) ceasing to constitute a majority of the Board;

■	Consummation of any merger or consolidation with or into another corporation; or

■	Consummation of any sale or disposition of all or substantially all of our assets, or the approval by our shareholders of a plan of complete liquidation or dissolution of the Company.

Definition of Good Reason. For purposes of the CIC Agreements, “good reason” for termination by the NEO of his or her employment generally means any one of the following acts by the Company following a change-in-control:

■	An adverse change in the NEO’s duties, status or position as an executive officer;

■	A reduction in the NEO’s base salary;

■	A reduction in the NEO’s annual bonus or long-term incentive opportunity;

■	The failure to continue to provide welfare, medical, and other fringe benefits which in the aggregate are substantially similar to those provided immediately prior to the change-in-control;

■	The requirement for the NEO to be based at an office more than 50 miles from the NEO’s office prior to the change-in-control; or

■	The failure by the Company or successor company to assume or agree to perform the provisions of the CIC Agreement.

See also “Termination Payment Tables for NEOs” in this section of the proxy statement.

Regnier Severance Benefits and Change-in-Control Agreement

Our President and COO – Water, Mr. Regnier, resides in Belgium, as required by his position. Under Belgium laws, Mr. Regnier may be entitled to receive severance payments determined under the formula prescribed by statute in Belgium, which is based on age, seniority, and level of remuneration at the time of termination, regardless of the reason for the termination (except for cause). Consequently, his change-in-control agreement provides that any severance payments and benefits he receives under Belgium law, if any, will be offset against any payments or benefits he receives pursuant to his change-in-control agreement

Amended and Restated 2000 Stock Incentive Plan (2000 SIP) Change-in-Control Provisions

Our 2000 SIP (which was terminated in May 2010 and replaced with our 2010 SIP upon its approval by shareholders) contains certain provisions relating to corporate transactions. In the event of a corporate transaction that is not a related party transaction, the vesting of options and stock awards will accelerate and they will become 100% vested and exercisable. In the event of a corporate transaction that is a related party transaction, the vesting of options and stock awards will not accelerate, unless the successor company refuses to assume or substitute the awards. Under the terms of the 2000 SIP, the following events are defined as corporate transactions:

■	consummation of any merger or consolidation with or into another corporation;

■	consummation of any sale, lease, exchange, or other transfer of all or substantially all of our outstanding securities or substantially all of our assets; or

■	acquisition of a majority or more of our outstanding voting securities.

2010 Stock Incentive Plan (2010 SIP) Change-in-Control Provisions

Our 2010 SIP contains certain provisions relating to a change-in-control of the Company. In the event of a Change-in-Control Transaction, as defined in our CIC Agreements described above, unless otherwise provided in the award agreement, generally:

(a) Each outstanding option will be assumed or an equivalent option substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the “Successor Corporation”). Upon completion of the Change-in-Control Transaction, the assumed or substituted options become fully vested and exercisable whether or not the vesting requirements set forth in the applicable option agreement have been satisfied.

(b) The vesting of shares subject to stock awards will accelerate, and the forfeiture provisions applicable to those shares will lapse, if and to the same extent that the vesting and exercisability of outstanding options accelerate in connection with the Change-in-Control Transaction. If unvested options are to be assumed or substituted by a Successor Corporation without acceleration upon the occurrence of a Change-in-Control Transaction, the forfeiture provisions applicable to the shares subject to stock awards will continue with respect to shares of the Successor Corporation that may be issued in exchange for such shares.

(c) The vesting and payout of LTPP awards will be as provided in the award agreement with the Company, as described below.

The Plan Administrator has the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, or change-in-control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the participants, with respect to awards.

LTPP Change-in-Control Provisions

For awards issued for the 2008 performance period, all unvested RSUs accelerate and become vested immediately prior to the change-in-control. There were no LTPP awards for the 2009 performance period. For awards under the 2010 and 2011 LTPP, all unvested RSUs will accelerate and become vested immediately prior to the change-in-control. If a change-in-control occurs during the performance period under the 2010 and 2011 LTPP, the number of RSUs subject to the award will be the greater of (a) the target number of RSUs subject to the award or (b) the actual number of RSUs subject to the award as determined based on the attainment of the performance goals if the Plan Administrator determines that the attainment of the performance goals may be determined as of the date of the change-in-control, pro-rated based on the portion of the performance period that has elapsed between the grant date for the award and the date of the change-in-control.

The definition of change-in-control for those RSUs granted under the 2010 and 2011 LTPP is defined in the 2010 SIP, as described above, and the transaction must constitute a change-in-control event within the meaning of Section 409A of the Code.

Time-based RSUs: In the event of a change-in-control, any unvested RSUs will accelerate and become vested immediately prior to such transaction.

Termination Payment Tables for NEOs

The tables below reflect the estimated amount of incremental compensation payable to each of our NEOs in the event of termination of employment or change-in-control. The tables do not include benefits generally available to all employees on a non-discriminatory basis or payments and benefits that the NEOs would have already earned during their employment with us, whether or not a termination or change-in-control event had occurred. The amounts shown assume that such termination or change-in-control was effective as of December 31, 2011. The actual amounts to be paid out can only be determined at the time of such executive’s termination or upon a change-in-control, as applicable.

For Malcolm Unsworth, pursuant to his Separation Agreement dated September 7, 2011, and the retirement provisions of the EMIP and LTPP, the executive benefits paid to him were as follows: (i) a severance payment of $772,500, payable in 12 equal monthly installments; (ii) pro-rated annual cash incentive for the 2011 performance period of $474,985; (iii) 14,791 pro-rated performance RSUs under the 2011 LTPP; and (iv) 119,580 vested stock options, 110,404 of which are exercisable by August 31, 2012, with the remainder exercisable by August 31, 2014. Refer also to “Employment and Separation Agreements – Malcolm Unsworth” and the “Summary Compensation Table” in this section of the proxy statement.

Summary of Termination Payments LeRoy Nosbaum
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive	$—	$—	$—	$—	$—	$—	$—	$—
Accelerated Stock Options (2)	$—	$—	$—	$—	$—	$—	$—	$—
Severance	$—	$—	$—	$—	$—	$—	$—	$—
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$—
Accelerated RSUs (3)	$—	$—	$—	$—	$—	$—	$898,292	$898,292
Accelerated Long-Term Performance Plan Award	$—	$—	$—	$—	$—	$—	$—	$—

(1)

The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Mr. Nosbaum is not party to a change-in-control agreement. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2011 ($35.77).

(3)	Represents the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 31, 2011 ($35.77).

Summary of Termination Payments Steve Helmbrecht
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause		Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—		$—	$25,495	$25,495
Accelerated Stock Options (3)	$—	$—	$—	$—	$—		$—	$—	$—
Severance (4)	$—	$—	$—	$—	$—		$—	$—	$1,914,063
Benefit Continuation	$—	$—	$—	$—	$—		$—	$—	$36,000
Accelerated RSUs (5)	$—	$—	$329,585	$329,585	$329,585	$		$546,244	$546,244
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—		$—	$20,282	$20,282
Gross-Up (7)	$—	$—	$—	$—	$—		$—	$—	$—

(1)

The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)

Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2011, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2011 and the amount earned based on actual performance in 2011.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2011 ($35.77).

(4)	Represents 2.5 times the sum of base salary and target annual bonus.

(5)

For the RSUs granted under the 2010 LTPP on February 11, 2010 for termination due to death, disability or retirement, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 30, 2011 ($35.77). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 30, 2011 ($35.77).

(6)

Pursuant to our change-in-control agreement with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year. For 2011, actual performance was below target. Value represents the difference between the target RSU award under the LTPP for the 2011 performance cycle and the RSU award actually earned, based on the closing price of our common stock on December 30, 2011 ($35.77).

(7)

In the event that payments under the change-in-control agreement result in the imposition of excise taxes to the executive, we will pay the executive an additional amount (“gross-up”) equal to the excise tax and other related taxes on the excise tax gross-up (federal and state income taxes), unless reducing the amount of severance by up to five percent would not subject the executive to the excise tax, in which case the amount of severance may be reduced by such amount. The executive pays basic federal and state income taxes incurred on payments that are not a result of the imposition of the excise tax. In Mr. Helmbrecht’s case, reducing his severance payment by $37,937 (less than five percent) would no longer subject him to the excise tax and would eliminate the need for a gross-up.

Summary of Termination Payments Phillip Mezey
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$29,138	$29,138
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance (4)	$—	$—	$—	$—	$—	$—	$—	$2,187,500
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$36,000
Accelerated RSUs (5)	$—	$—	$329,585	$329,585	$329,585	$—	$546,244	$546,244
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—	$—	$20,282	$20,282
Gross-Up (7)	$—	$—	$—	$—	$—	$—	$—	$—

(1)

The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)

Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2011, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2011 and the amount earned based on actual performance in 2011.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2011 ($35.77).

(4)	Represents 2.5 times the sum of base salary and target annual bonus.

(5)

For the RSUs granted under the 2010 LTPP on February 11, 2010 for termination due to death, disability or retirement, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 30, 2011 ($35.77). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 30, 2011 ($35.77).

(6)

Pursuant to our change-in-control agreement with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year. For 2011, actual performance was below target. Value represents the difference between the target RSU award under the LTPP for the 2011 performance cycle and the RSU award actually earned, based on the closing price of our common stock on December 30, 2011 ($35.77).

(7)

In the event that payments under the change-in-control agreement result in the imposition of excise taxes to the executive, we will pay the executive an additional amount (“gross-up”) equal to the excise tax and other related taxes on the excise tax gross-up (federal and state income taxes), unless reducing the amount of severance by up to five percent would not subject the executive to the excise tax, in which case the amount of severance may be reduced by such amount. The executive pays basic federal and state income taxes incurred on payments that are not a result of the imposition of the excise tax.

Summary of Termination Payments John Holleran
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$25,903	$25,903
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance (4)	$—	$—	$—	$—	$—	$—	$—	$1,944,688
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$27,535
Accelerated RSUs (5)	$—	$—	$329,585	$329,585	$329,585	$—	$746,913	$746,913
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—	$—	$20,282	$20,282
Gross-Up (7)	$—	$—	$—	$—	$—	$—	$—	$838,569

(1)

The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)

Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2011, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2011 and the amount earned based on actual performance in 2011.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2011 ($35.77).

(4)	Represents 2.5 times the sum of base salary and target annual bonus.

(5)

For the RSUs granted under the 2010 LTPP on February 11, 2010 for termination due to death, disability or retirement, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 30, 2011 ($35.77). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 30, 2011 ($35.77).

(6)

Pursuant to our change-in-control agreement with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year. For 2011, actual performance was below target. Value represents the difference between the target RSU award under the LTPP for the 2011 performance cycle and the RSU award actually earned, based on the closing price of our common stock on December 30, 2011 ($35.77).

(7)

In the event that payments under the change-in-control agreement result in the imposition of excise taxes to the executive, we will pay the executive an additional amount (“gross-up”) equal to the excise tax and other related taxes on the excise tax gross-up (federal and state income taxes), unless reducing the amount of severance by up to five percent would not subject the executive to the excise tax, in which case the amount of severance may be reduced by such amount. The executive pays basic federal and state income taxes incurred on payments that are not a result of the imposition of the excise tax.

Summary of Termination Payments Marcel Regnier
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$23,683	$23,683
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance (4)	$—	$—	$406,400	$406,400	$406,400	$406,400	$—	$1,778,000
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$27,866
Accelerated RSUs (5)	$—	$—	$329,585	$329,585	$—	$—	$637,708	$637,708
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—	$—	$20,282	$20,282
Gross-Up (7)	$—	$—	$—	$—	$—	$—	$—	$—

(1)

The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)

Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2011, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2011 and the amount earned based on actual performance in 2011.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2011 ($35.77).

(4)	Represents one year of base salary. Change-in-control amounts represents 2.5 times the sum of base salary and target annual bonus.

(5)

For the RSUs granted under the 2010 LTPP on February 11, 2010 for termination due to death or disability, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 30, 2011 ($35.77). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 30, 2011 ($35.77).

(6)

Pursuant to our change-in-control agreement with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year. For 2011, actual performance was below target. Value represents the difference between the target RSU award under the LTPP for the 2011 performance cycle and the RSU award actually earned, based on the closing price of our common stock on December 30, 2011 ($35.77).

(7)	Mr. Regnier did not have any U.S. sourced income in 2011 and therefore is not subject to 280G regulations or excise taxes on potential termination payments.

2011 AUDIT/FINANCE COMMITTEE REPORT

The Audit/Finance Committee is composed of independent directors as defined by Rule 5605(a)(2) of the NASDAQ rules and acts under a written charter developed by the Committee and approved by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes on behalf of our Board of Directors.

In connection with the December 31, 2011 financial statements, the Audit/Finance Committee hereby reports as follows:

(1)	The Audit/Finance Committee has reviewed and discussed the audited financial statements and report on internal control over financial reporting with management.

(2)

The Audit/Finance Committee has discussed with the independent auditors the matters required by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1.AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and SEC Regulation S-X, Rule 2-07.

(3)

The Audit/Finance Committee has received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit/Finance Committee concerning independence, and discussed with the auditors the auditors’ independence.

(4)

Based upon these reviews and discussions, the Audit/Finance Committee has recommended to the Board of Directors and the Board has approved, that the Company’s audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the year ended December 31, 2011.

Audit/Finance Committee

Graham Wilson, Chairman

Sharon Nelson

Jon Eliassen

Thomas Glanville

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S AUDIT FEES AND SERVICES

For the years ended December 31, 2010 and December 31, 2011, professional services were performed by Ernst & Young LLP and their respective affiliates (collectively, Ernst & Young LLP). The aggregate fees billed by Ernst & Young LLP for the years ended December 31, 2009 and 2010 were as follows:

Services Rendered	2010	2011
Audit Fees (1)	$5,963,701	$7,079,895
Audit-Related Fees (2)	223,251	564,328

Total Audit and Audit-Related Fees	6,186,952	7,644,223
Tax Fees (3)	208,841	337,145
Other Fees (4)	98,505	13,500
Total Fees	$6,494,298	$7,994,868

(1)

Audit services include fees for professional services rendered for the audit of the Company’s annual financial statements and internal controls over financial reporting for the years ended December 31, 2010 and 2011, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. In addition, services include procedures regarding registration statements, statutory audits required internationally, and accounting consultations on matters related to the annual audits or interim reviews.

(2)	Audit-related services primarily include fees for acquisition due diligence services performed during the years ended December 31, 2010 and 2011.

(3)

Tax services include fees for consultation and assistance with tax preparation and compliance during the years ended December 31, 2010 and 2011. No other tax services were performed by Ernst & Young LLP.

(4)

For 2010, the Company engaged Ernst & Young for other fees that included the following additional services: (i) review of changes in local country GAAP; (ii) provide compliance testing of an enterprise resource planning (ERP) system; and (iii) evaluate data migration controls for an upgraded financial reporting system. For 2011, the Company engaged Ernst & Young for other fees that included evaluation of data migration controls for an upgraded financial reporting application.

The Audit/Finance Committee has considered and concluded that the non-audit services provided to the Company by Ernst & Young LLP are compatible with maintaining the auditors’ independence.

The Audit/Finance Committee has adopted policies and procedures that require the Company to obtain the Committee’s pre-approval of all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval is generally granted on a quarterly basis, is detailed as to the particular service or category of services to be provided, and is granted after consideration of the estimated fees for each service or category of service. Actual fees and any changes to estimated fees for pre-approved services are reported to the Committee on a quarterly basis. In 2010 and 2011, all services were pre-approved in accordance with the charter of the Audit/Finance Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives certain information about our equity compensation plans in effect as of December 31, 2011.

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (excluding shares reflected in column (a)) (c)
Equity Compensation Plans Approved by Shareholders (1)	1,733,567	$55.97	(2)	2,332,634	(1)(3)
Equity Compensation Plans Not Approved by Shareholders	—	—		—

Total	1,733,567	$55.97	(2)	2,332,634	(1)(3)

(1)

Under the provisions of the Itron 2010 Stock Incentive Plan (2010 Plan), the Company may grant stock awards, stock units, performance shares, stock appreciation rights, and performance units (collectively Awards) in addition to stock options.

(2)	The weighted-average exercise price pertains only to outstanding options and excludes 625,039 shares issuable upon vesting of outstanding Awards.

(3)

This number includes 2,235,113 shares available for issuance under the 2010 Plan and 97,521 shares available for issuance under the 2002 Employee Stock Purchase Plan. Shares remaining to be issued under the 2002 Employee Stock Purchase Plan will be rolled into the new 2012 Employee Stock Purchase Plan, upon approval of the 2012 Plan by the shareholders at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information with respect to the beneficial ownership of our common stock as of March 2, 2012 by:

■	each of our directors;

■	each of our executive officers for whom compensation is reported in this proxy statement;

■	all of our directors and executive officers as a group; and

■	each person that we know beneficially owns more than 5% of our common stock.

The percentage ownership data is based on 39,952,355 shares of our common stock outstanding as of March 2, 2012. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days are deemed outstanding for computing the number of shares and the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

	Shares Beneficially Owned
Name	Number	Percent
Directors and Executive Officers:
Malcolm Unsworth (1)	189,405	*
Philip C. Mezey (2)	113,967	*
Steven M. Helmbrecht (3)	127,797	*
John Holleran (4)	102,523	*
Marcel Regnier (5)	60,172	*
LeRoy D. Nosbaum (6)	108,679	*
Kirby Dyess (7)	14,643	*
Jon E. Eliassen (8)	19,254	*
Charles H. Gaylord, Jr. (9)	14,735	*
Thomas S. Glanville (10)	29,185	*
Sharon L. Nelson (11)	13,390	*
Gary Pruitt (12)	16,707	*
Graham M. Wilson (13)	26,315	*
Michael B. Bracy (14)	43,935	*
All directors and executive officers as a group (16 persons) (15)	970,356	2.40%

Greater-Than-5% Shareholders:
BlackRock, Inc. (16) 40 East 52nd Street New York, NY 10022	2,745,374	6.74%
Fairpointe Capital LLC (17) 1 N. Franklin Ste. 3300 Chicago, IL 60606	2,627,285	6.45%
FMR LLC (18) 82 Devonshire Street Boston, MA 02109	2,464,060	6.05%

*	Less than 1%.

(1)	Includes 120,124 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $65.94 per share.

(2)	Includes 69,676 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $68.13 per share.

(3)	Includes 72,669 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $64.60 per share.

(4)	Includes 68,676 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $73.30 per share.

(5)	3,100 of these shares are held in the name of a company owned equally by Mr. Regnier and his spouse, who share voting and investment power over the shares.

(6)	Includes 30,000 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $95.78 per share.

(7)	Includes 8,486 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $70.92 per share.

(8)	Includes 7,644 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $57.69 per share.

(9)

Includes 8,486 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $70.92 per share. Also includes 2,000 shares held in the name of Mr. Gaylord’s spouse, who shares voting and investment power with him over these shares.

(10)	Includes 8,486 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $46.41 per share.

(11)	Includes 5,986 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $56.86 per share.

(12)	Includes 8,486 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $61.97 per share.

(13)	Includes 17,736 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $32.91 per share.

(14)	Includes 18,986 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $31.72 per share.

(15)	Includes 508,787 shares issuable on exercise of outstanding options that are held by all directors and executive officers and are exercisable within 60 days.

(16)

Information is based on Amendment No. 7 to a Schedule 13G filed with the SEC on February 13, 2012 by BlackRock, Inc., reporting beneficial ownership as of December 31, 2011 on behalf of its investment advisory subsidiaries, BlackRock Advisors LLC, BlackRock Advisors (UK) Limited, BlackRock Asset Management Australia Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Japan Co., Ltd, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management, LLC, BlackRock (Luxembourg) S.A., BlackRock International Ltd, and BlackRock Investment Management UK Ltd. The Schedule 13G indicates that BlackRock, Inc. has sole voting power and sole dispositive power over all of these shares.

(17)

Information is based on Amendment No. 1 to a Schedule 13G filed with the SEC on February 17, 2012 reporting beneficial ownership as of December 31, 2011. The Schedule 13G indicates that Fairpointe has sole dispositive power over all of these shares, and sole voting power over all but 40,737 shares over which it shares voting power.

(18)

Information is based on a Schedule 13G filed with the SEC on February 14, 2012 by FMR LLC (“FMR”) on behalf of itself and Edward C. Johnson 3d (“Johnson”), reporting beneficial ownership as of December 31, 2011. Certain of the shares listed above are beneficially owned by FMR subsidiaries and related entities. The Schedule 13G indicates that FMR (through its wholly-owned subsidiary Fidelity Management & Research Company), is the beneficial owner of 2,409,800 shares, and beneficial owner of the remaining 54,200 shares through another wholly-owned subsidiary, Strategic Advisers, Inc. Johnson (as Chairman of FMR) and FMR each has sole dispositive power over all 2,464,060 shares. Johnson and FMR each have sole voting power over 54,200 of these shares that are held by Strategic Advisers, Inc. They share voting power over the remaining 2,409,800 shares with various Fidelity Funds who vote the shares in accordance with written guidelines established by the Funds’ respective Boards of Trustees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require our officers, directors, and greater than 10% shareholders to provide us with copies of all Section 16(a) forms they file.

Based solely on our review of these forms and written representations received from certain reporting persons, we believe that, during 2011 all of our executive officers, directors, and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

LIST OF SHAREHOLDERS OF RECORD

A list of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and will also be available ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m., Pacific time, at the office of the Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019. A shareholder may examine the list for any legally valid purpose related to the annual meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of our 2011 Annual Report to Shareholders, which includes our financial statements for the year ended December 31, 2011 on Form 10-K, accompanies this proxy statement. In addition, you may view the Annual Report and this proxy statement on the following website: http://bnymellon.mobular.net/bnymellon/itri.

SHAREHOLDER PROPOSALS FOR 2013

Under the SEC’s proxy rules, shareholder proposals that meet specified conditions must be included in our proxy statement and proxy for the 2013 annual meeting. Under Exchange Act Rules 14a-5(e) and 14a-8(e), shareholders that intend to present a proposal at our 2013 annual meeting must give us written notice of the proposal not later than November 23, 2012 for the proposal to be considered for inclusion in our proxy materials for that meeting. In addition, shareholders who wish to submit nominations for the election of directors or proposals that will not be included in our proxy materials must do so in accordance with the advance notice provisions and other applicable requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide that the notice of proposals to be considered at our annual meeting must be received by Itron at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting, and that the notice of nominations for election of directors must be received at least 60 days and not more than 90 days prior to the date of our annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). Shareholders who intend to present proposals at the 2013 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose no later than February 3, 2013 and no sooner than January 4, 2013, assuming the annual meeting is held on May 4, 2013. Our timely receipt of a proposal by a qualified shareholder will not guarantee the proposal’s inclusion in our proxy materials or presentation at the 2013 annual meeting, because there are other requirements in the proxy rules. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements of the SEC’s proxy rules, state law, and our Amended and Restated Bylaws.

Shareholder proposals should be directed to the attention of our Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019.

OTHER INFORMATION

We make available, free of charge, copies of our filings with the SEC, including this proxy statement and our Annual Report to Shareholders, upon the request of shareholders. The documents are also available for downloading or printing by going to our website at www.itron.com, and selecting “Investors” and then “Financial Information”. Shareholders must submit a request for printed copies by e-mail through our website at www.itron.com, by selecting “Investors” and then “Contact Investor Relations” or by mail to the following address:

Itron, Inc. – Attention: Investor Relations

2111 N. Molter Road

Liberty Lake, Washington 99019

ITRON, INC.

2012 EMPLOYEE STOCK PURCHASE PLAN

As adopted by the Board on February 17, 2012 and

approved by the shareholders on             , 2012

SECTION 1. PURPOSE; STRUCTURE OF PLAN

The purpose of the Plan is to provide Eligible Employees with an opportunity to purchase shares of Stock by means of payroll deductions or other contributions, thereby allowing such individuals the opportunity to acquire an equity interest in the Company in a convenient manner and enhancing their sense of participation in the affairs of the Company.

The Plan includes two components: a Code Section 423 component (the “Section 423 Plan”) and a non-Code Section 423 component (the “Non-423 Plan”). It is the intention of the Company that the Section 423 Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, although the Company makes no undertaking nor representation to maintain such qualification. The provisions of the Section 423 Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory manner consistent with the requirements of Section 423 of the Code. In addition, the Plan authorizes the grant of Options under the Non-423 Plan, which does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such Options granted under the Non-423 Plan shall be granted pursuant to rules, procedures or sub-plans adopted by the Plan Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees, the Company and its Affiliates. Except as otherwise provided herein, the Section 423 Plan and the Non-423 Plan shall operate and be administered in the same manner. Offerings intended to be made under the Non-423 Plan shall be designated as such by the Plan Administrator at or prior to the time of such Offering.

If a Participant transfers employment among the Company and any Designated Corporation or Designated Affiliate, such participant shall continue to participate in the Offering in which he or she was participating for the duration of the current Offering Period (except as set forth herein or unless otherwise determined by the Plan Administrator in its sole discretion), but upon commencement of a new Offering, the Participant shall automatically be deemed to be participating in the new Offering applicable to the Company or Designated Corporation or Designated Affiliate to which the Participant transferred employment.

If a Participant transfers employment from the Company or any Designated Corporation participating in the Section 423 Plan to a Designated Affiliate participating in the Non-423 Plan, he or she shall remain in the Section 423 Plan until the next Offering, provided he or she continues to be eligible to purchase Stock under the Code Section 423 requirements; if the Participant is not eligible to purchase Stock under the Code Section 423 requirements, he or she shall immediately cease to participate in the Section 423 Plan but any payroll deductions taken or other contributions made for the Purchase Period in which such transfer occurs shall be transferred to the Non-423 Plan, and such Participant shall participate in the Plan under the Non-423 Plan upon the same terms and conditions as previously applicable to him or her, except for such modifications as may be required by applicable law, as determined by the Administrator in its sole discretion. A Participant who transfers employment from a Designated Affiliate participating in the Non-423 Plan to the Company or any Designated Corporation participating in the Section 423 Plan shall remain a Participant in the Non-423 Plan until the earlier of (i) the end of the current Offering under the Non-423 Plan, or (ii) the Offering Date of the first Offering in which he or she participates following such transfer. Notwithstanding the foregoing, the Plan Administrator may establish different rules to govern transfers of employment between Affiliates participating in the Section 423 Plan and the Non-423 Plan, consistent with the applicable requirements of Section 423 of the Code.

1

SECTION 2. DEFINITIONS

“Affiliate” (except as used in the definition of “Change in Control Transaction” below) means (i) an entity that, directly or indirectly, is controlled by, controls or is under common control with the Company or (ii) an entity in which the Company has a significant equity interest, in either case as determined by the Plan Administrator, whether now or hereafter existing (which, for avoidance of doubt, shall include any Parent Corporation or Subsidiary Corporation).

“Board” means the board of directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder shall include such section or regulation and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Company” means Itron, Inc., a Washington corporation, or any successor thereto.

“Change in Control Transaction” means the occurrence of any of the following events:

(a) any Person is or becomes the Beneficial Owner (as such term is set forth in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of Stock or the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in (c)(i) below;

(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Person other than the Board shall not be considered a member of the Incumbent Board;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation, other than (i) a merger or consolidation immediately following which members of the Incumbent Board constitute a majority of the members of the board of directors (or similar body) of the surviving entity or, if the surviving entity is a subsidiary, any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates (as such term is set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

2

For purposes of this definition, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates (as such term is set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

For the avoidance of doubt, a transaction shall not constitute a Change in Control Transaction if its sole purpose is either to change the state of the Company’s incorporation or to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Designated Affiliate” means any Affiliate designated by the Plan Administrator as eligible to participate under the Non-423 Plan.

“Designated Corporation” means any Parent Corporation or Subsidiary Corporation designated by the Plan Administrator as eligible to participate under the Section 423 Plan.

“Eligible Compensation” means all regular cash compensation, including overtime, cash bonuses and commissions. Regular cash compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacations, sick leave or any other special payments. The Plan Administrator, in its discretion, may, on a uniform and nondiscriminatory basis for each Offering, establish a different definition of Eligible Compensation for a subsequent Offering. Further, the Plan Administrator shall have discretion to determine the application of this definition to Participants outside the United States.

“Eligible Employee” means any individual who is treated as an employee in the records of the Company or any Designated Corporation or Designated Affiliate, in each case regardless of any subsequent reclassification by the Company or by any Designated Corporation or Designated Affiliate, any governmental agency, or any court, and subject to the qualifications set forth in this definition section.

For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military or sick leave or other bona fide leave of absence approved by the Company or the applicable Designated Corporation or Designated Affiliate so long as the leave does not exceed three (3) months or, if longer than three (3) months, the individual’s right to reemployment is provided by statute or has been agreed to by contract or in a written policy of the Company which provides for a right of reemployment following the leave of absence. The employment relationship shall be treated as continuing intact where an Eligible Employee transfers employment between the Company, Designated Corporations and/or Designated Affiliates.

The Plan Administrator, in its discretion, from time to time may, prior to an Offering Date for all Options to be granted on such Offering Date, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulation Section 1.423-2 for Options granted under the Section 423 Plan) that the definition of Eligible Employee shall or shall not include an individual if he or she: (a) customarily works twenty (20) hours or less per week (or such lesser period of time as may be determined by the Plan Administrator in its discretion), (b) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Plan Administrator in its discretion), (c) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (d) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act. Under the Section 423 Plan, any such exclusion shall be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e).

A Participant shall cease to be an Eligible Employee upon the Participant’s termination of employment, upon the Participant’s Employer ceasing to be a Designated Corporation or Designated Affiliate, or upon the Participant transferring to an Affiliate that is not a Designated Corporation or Designated Affiliate.

3

“Employer” means the Company or the Designated Corporation or Designated Affiliate that is the employer of the applicable Eligible Employee in accordance with the definition of Eligible Employee set forth above.

“ESPP Broker” has the meaning set forth in Section 10.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Stock determined as follows:

(a) If the Stock is listed on any established stock exchange or national market system (including, without limitation, the NASDAQ Global Select Market), its Fair Market Value shall be the closing sales price for such Stock as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

(b) In the absence of an established market for the Stock, its Fair Market Value shall be determined in good faith by the Plan Administrator.

For purposes of the Plan, if the date as of which the Fair Market Value is to be determined is not a Trading Day, then, solely for the purpose of determining Fair Market Value, such date shall be: (i) in the case of the Offering Date, the first Trading Day following the Offering Date; (ii) in the case of the Purchase Date, the last Trading Day prior to the Purchase Date.

“Offering” has the meaning set forth in Section 5.1.

“Offering Date” means the first day of an Offering.

“Option” means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

“Parent Corporation” means a “parent corporation” of the Company, whether now or hereafter existing, as such term is defined in Section 424(e) of the Code.

“Participant” means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 6.1 and who has not withdrawn from the Plan or whose participation in the Plan has not terminated.

“Plan” means the Itron, Inc. 2012 Employee Stock Purchase Plan, as set forth herein, and as amended from time to time, which includes a Section 423 Plan and a Non-423 Plan.

“Plan Administrator” means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

“Purchase Date” means the last day of each Purchase Period.

“Purchase Period” has the meaning set forth in Section 5.2.

“Purchase Price” has the meaning set forth in Section 8.

“Stock” means the common stock, no par value, of the Company.

“Subsidiary Corporation” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as such term is defined in Section 424(f) of the Code.

“Successor Corporation” has the meaning set forth in Section 18.2.

“Trading Day” means a day on which the stock exchange or national market system on which the Stock is listed is open for trading.

4

SECTION 3. ADMINISTRATION

3.1 Plan Administrator

The Plan shall be administered by the Compensation Committee of the Board, except to the extent that (a) the Board appoints another committee or committees (which term includes subcommittees) consisting of one or more members of the Board to administer the Plan or (ii) the Board determines to administer the Plan. Committee members shall serve for such terms as the Board may determine, subject to removal by the Board at any time.

3.2 Administration and Interpretation by the Plan Administrator

Subject to the provisions of the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options granted under the Plan, including, without limitation, the authority to: (a) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any subscription agreement or other instrument or agreement relating to the Plan, (b) adjudicate all disputed claims filed under the Plan (including making factual determinations), (c) determine the terms and conditions of any Offering and any Option under the Plan, (d) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (e) amend an outstanding Option or grant a replacement Option for an Option previously granted under the Plan if, in the discretion of the Plan Administrator, it determines that (i) the tax consequences of such Option to the Company or the Participant differ from those consequences that were expected to occur on the date the Option was granted, or (ii) clarifications or interpretations of, or changes to, tax law or regulations permit Options to be granted that have more favorable tax consequences than initially anticipated, and (f) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for the administration of the Plan.

In particular, the Plan Administrator shall have exclusive authority, in its discretion, to: designate separate Offerings under the Plan, determine which entities shall be Designated Corporations or Designated Affiliates, determine who is an Eligible Employee, change the length and duration of Offerings and Purchase Periods, limit the frequency and/or number of changes in the amount deducted or contributed during an Offering or Purchase Period, permit payroll deductions or contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed subscription agreements, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with payroll deductions or other contribution amounts, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable that are consistent with the Plan.

Further, the Plan Administrator may adopt such rules, procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 4 below, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. To the extent inconsistent with the requirements of Section 423, any such sub-plan shall be considered part of the Non-423 Plan, and rights granted thereunder shall not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Plan Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Eligible Compensation, handling of payroll deductions and other contributions, taking of payroll deductions and making of contributions to the Plan, establishment of bank or trust accounts to hold contributions, payment of interest, establishment of the exchange rate applicable to payroll deductions taken and other contributions made in a currency other than U.S. dollars, obligations to pay payroll tax, determination of beneficiary designation requirements, tax withholding procedures and handling of stock certificates that vary with applicable local requirements.

5

The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company’s officers or employees as it so determines.

SECTION 4. STOCK SUBJECT TO PLAN

Subject to adjustment from time to time as provided in Section 18.1, the maximum number of shares of Stock that shall be available for issuance under the Plan shall be 625,000 shares, plus any shares of Stock that remain available for issuance under the Company’s Amended and Restated 2002 Employee Stock Purchase Plan after the last Purchase Date under such plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

SECTION 5. OFFERINGS UNDER THE PLAN

5.1 Offerings

Except as otherwise set forth below, the Plan shall be implemented by a series of Offerings (each, an “Offering”). Offerings shall commence on January 1, April 1, July 1 and October 1 of each year and end on the next March 31, June 30, September 30 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Plan Administrator may establish (a) a different term for one or more future Offerings and (b) different commencing and ending dates for such Offerings; provided, however, that an Offering may not exceed twenty-seven months.

Unless otherwise specified by the Plan Administrator, each Offering to Eligible Employees of the Company, a Designated Corporation or a Designated Affiliate shall be deemed a separate Offering (the terms of which Offering under the Non-423 Plan need not be identical), even if the dates and other terms of the separate Offerings are identical and the provisions of the Plan shall separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Plan need not be identical, provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

5.2 Purchase Periods

Each Offering shall consist of one Purchase Period (a “Purchase Period”). The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. Purchase Periods shall commence on January 1, April 1, July 1 and October 1 of each year and shall end on the next March 31, June 30, September 30 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Plan Administrator may establish (a) a different term for one or more future Purchase Periods and (b) different commencing dates and Purchase Dates for any such Purchase Period.

SECTION 6. PARTICIPATION IN THE PLAN; GRANT OF OPTION

6.1 Initial Participation

An Eligible Employee may become a Participant in the Plan by completing, within any prescribed enrollment period prior to the applicable Offering Date, a subscription agreement (either through the Company’s online Plan enrollment process or in paper form) and/or any other forms and following any other procedures for enrollment in the Plan as may be established by the Plan Administrator from time to time. A Participant’s enrollment in the Plan shall remain in effect for successive Offerings unless his or her participation in the Plan is terminated as provided in Sections 11 and 12 below. Any such Participant is not required to complete any additional subscription agreement or other form or procedure in order to continue participation in the Plan, unless requested by the Plan Administrator for legal or administrative reasons. Eligible Employees may not participate in more than one Offering at a time.

6

An individual who becomes an Eligible Employee after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such individual is still an Eligible Employee as of the commencement of any such subsequent Offering.

6.2 Continued Participation

If a Participant withdraws from an Offering or the Plan pursuant to Section 11 below, he or she must follow the procedures for becoming a Participant described in Section 6.1 above in order to participate in the Plan for a subsequent Offering.

6.3 Exclusions from Participation

In the case of the Section 423 Plan, Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens within the meaning of Section 7701(b)(1)(A) of the Code) may be excluded from participation in the Plan or an Offering to the extent permitted under Section 423 of the Code. In the case of the Non-423 Plan, Eligible Employees may be excluded from participation in the Plan or an Offering if the Plan Administrator has determined that participation of such Eligible Employees is not advisable or practicable.

6.4 Grant of Option to Participants

On each Offering Date and subject in all cases to the provisions of the Plan, each Participant shall be granted an Option to purchase on each Purchase Date during the applicable Offering (at the applicable Purchase Price) up to a number of shares of Stock determined by dividing such Participant’s payroll deductions or other contributions accumulated prior to such Purchase Date by the applicable Purchase Price.

SECTION 7. LIMITATIONS ON RIGHT TO PURCHASE SHARES

7.1 5% Limitation

Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an Option under the Plan to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent Corporation or Subsidiary Corporation and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent Corporation or Subsidiary Corporation.

7.2 $25,000 Limitation

Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an Option under the Plan to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent Corporation or Subsidiary Corporation accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such Option is granted) for each calendar year in which such Option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

7.3 Number of Shares Purchased

No Participant shall be entitled to purchase more than 250 shares of Stock (or such other number as the Plan Administrator shall specify for a future Offering) under the Plan in any Purchase Period.

7

7.4 Pro Rata Allocation

In the event the number of shares of Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable.

SECTION 8. PURCHASE PRICE

The purchase price (the “Purchase Price”) at which Stock may be acquired pursuant to the exercise of an Option granted under the Plan shall be an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Stock on the Purchase Date; provided, however, that the Plan Administrator may establish a different Purchase Price for any Offering which shall not be less than 85% of the lower of: (a) the Fair Market Value of a share of Stock on the Offering Date, and (b) the Fair Market Value of a share of Stock on the Purchase Date.

SECTION 9. EXERCISE OF OPTION; PAYMENT OF PURCHASE PRICE

9.1 Exercise of Option; General Rules

Subject to Section 9.10 below, each Participant’s Option to purchase of shares of Stock under the Plan shall be exercised automatically on each Purchase Date.

Stock that is acquired pursuant to the exercise of an Option shall be paid for by means of payroll deductions taken from the Participant’s Eligible Compensation during each Purchase Period. Except as set forth in this Section 9, the amount of payroll deductions to be taken from a Participant’s Eligible Compensation during each pay period shall be determined by the Participant at the time of completing the subscription agreement and enrolling in the Plan as described in Section 6.1 above.

Notwithstanding the foregoing or any provisions to the contrary in the Plan, the Administrator may allow Participants to make payments under the Plan via cash, check or other means instead of payroll deductions if payroll deductions are not permitted under applicable local law and, for any Offering under the Section 423 Plan, the Plan Administrator determines that such other contributions are permissible under Section 423 of the Code.

9.2 Amount of Payroll Deductions or Other Contributions

The amount of payroll deductions taken from (or other contributions made by) a Participant during any pay period shall be a percentage of the Participant’s Eligible Compensation, such amount to be, in either case, at least 1% of the Participant’s Eligible Compensation for such pay period and not more than 10% of the Participant’s Eligible Compensation for such pay period (or such other percentages as the Plan Administrator may establish for future Offerings). Amounts shall be deducted (or contributed) in whole percentages only.

9.3 Commencement of Payroll Deductions and Other Contributions

Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering, unless sooner altered or terminated as provided in the Plan. Should a payday occur on a Purchase Date, a Participant shall have the payroll deductions made on such day applied to his or her account under the current Purchase Period, unless otherwise provided by the Plan Administrator. Other contributions (if permitted) shall be made at the time and in the manner prescribed by the Plan Administrator and communicated to Eligible Employees during the prescribed enrollment period for the applicable Offering.

9.4 Changes in Payroll Deduction or Other Contributions

(a) Unless the Plan Administrator establishes otherwise for a future Offering, during an Offering, a Participant may elect to decrease the amount deducted (or otherwise contributed) from his or her Eligible

8

Compensation by completing an amended subscription agreement (either through the Company’s online Plan enrollment process or in paper form). Any such change in rate shall be effective as soon as administratively practicable following the Participant’s completion of such an amended subscription agreement, provided that the Plan Administrator may establish in advance of a particular Purchase Period a deadline by which any such change must be submitted before the change shall be effective for a pay period. Such amended subscription agreement shall remain in effect until the Participant changes such agreement in accordance with the terms of the Plan.

(b) Unless the Plan Administrator establishes otherwise for a future Offering, a Participant may elect to increase or decrease the amount to be deducted (or otherwise contributed) from his or her Eligible Compensation for future Offerings by completing an amended subscription agreement (either through the Company’s online Plan enrollment process or in paper form) during the prescribed enrollment period prior to the applicable Offering or by such other deadline as may be established by the Plan Administrator in advance of a particular Offering. Such amended subscription agreement shall remain in effect until the Participant changes such agreement in accordance with the terms of the Plan.

(c) Notwithstanding the foregoing, a Participant’s payroll deductions or contributions shall be decreased to 0% during an Offering to the extent necessary to comply with Section 423(b)(8) of the Code and Section 7.2 above. Payroll deductions or contributions shall re-commence at the rate provided in such Participant’s subscription agreement at the beginning of the first Offering that is scheduled to end in the following calendar year, unless the Participant terminates participation in an Offering or the Plan as provided in Section 11 below or indicates otherwise in an amended subscription agreement.

9.5 Memorandum Accounts

Individual accounts shall be maintained for each Participant for memorandum purposes only, unless otherwise required by applicable law, as determined by the Plan Administrator.

All payroll deductions from a Participant’s Eligible Compensation or other contributions which are credited to such account shall be deposited with the general funds of the Company and may be used by the Company for any corporate purpose, unless otherwise required by applicable law, as determined by the Plan Administrator.

9.6 No Interest

No interest shall accrue on a Participant’s contributions to the Plan, except as may be required by applicable law, as determined by the Plan Administrator.

9.7 Acquisition of Stock

Subject to the limitations set forth in Section 7 above, on each Purchase Date, each Participant shall acquire, pursuant to the automatic exercise of the Participant’s Option, the number of whole shares of Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions or other contributions for the Purchase Period by the Purchase Price; provided, however, that in no event shall the number of shares of Stock purchased by the Participant exceed the number of shares of Stock subject to the Participant’s Option. Fractional shares may be issued under the Plan only to the extent permitted by the Plan Administrator.

9.8 Refund of Excess Amounts

Any cash balance remaining in the Participant’s account shall be refunded to the Participant as soon as practical after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, and the Plan Administrator has determined that fractional shares may not be issued, the Plan Administrator may establish procedures whereby such cash is maintained in the Participant’s account and applied to the purchase of Stock in the subsequent Purchase Period. If the Participant does not participate in the next Purchase Period, such remaining cash balance shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest (subject to Section 9.6 above).

9

9.9 Withholding Obligations

At the time the Option is exercised or at the time some or all of the Stock issued under the Plan is disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or the Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Stock (or any other taxable event related to the Plan), including, for the avoidance of doubt, any liability to pay an employer tax or social insurance contribution which has been shifted from the Company or any Employer to the Participant as a matter of law or contract. At any time, the Company or the Employer may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Stock by the Participant. In addition, the Company or the Employer may, but shall not be obligated to, withhold from the proceeds of the sale of Stock or any other method of withholding the Company or the Employer deems appropriate.

9.10 Termination of Participation

No Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in a current Offering or the Plan has terminated on or before such Purchase Date, whether such termination is due to withdrawal as described in Section 11 below or due to termination of employment as described in Section 12 below.

SECTION 10. STOCK OWNERSHIP

Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account established in the Participant’s name at a stock brokerage or other financial services firm designated or approved by the Plan Administrator (the “ESPP Broker”). A Participant shall be free to undertake a disposition of the shares of Stock in his or her account at any time, but the Company may require that, in the absence of such a disposition, the shares of Stock remain in the Participant’s account at the ESPP Broker until the disposition of the shares of Stock or until such other time as the Company deems necessary in order for it to comply with any applicable laws or regulations or desirable for the administration of the Plan.

SECTION 11. WITHDRAWAL

11.1 Withdrawal From an Offering

A Participant may withdraw from an Offering by completing a notice of withdrawal (either through the Company’s online Plan enrollment process or in paper form) and/or any other forms and following any procedures for withdrawal from an Offering as may be established by the Plan Administrator from time to time. Such withdrawal may be elected at any time prior to the end of an Offering; provided, however, that if a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in an earlier Purchase Period and, provided further, that the Plan Administrator may determine that the notice of withdrawal (and any other prescribed procedures) must be completed by a particular deadline in advance of a Purchase Date of an Offering in order for such withdrawal to be effective with respect to such Purchase Period within the Offering. A Participant is prohibited from again participating in the same Offering at any time after withdrawing from such Offering.

11.2 Withdrawal From the Plan

A Participant may withdraw from the Plan by completing a notice of withdrawal (either through the Company’s online Plan enrollment process or in paper form) and/or any other forms and following any

10

procedures for withdrawal from the Plan as may be established by the Plan Administrator from time to time. The Plan Administrator may determine that the notice of withdrawal (and any other prescribed procedures) must be completed by a particular deadline in order for such withdrawal to be effective with respect to an Offering and/or Purchase Period. In the event a Participant withdraws from the Plan, such Participant may not resume participation in the Plan during the same Offering, but may participate in any subsequent Offering under the Plan by again satisfying the definition of Eligible Employee and following the procedures for enrolling in the Plan as described in Section 6.1.

11.3 Return of Payroll Deductions or Other Contributions

Upon withdrawal from an Offering or the Plan pursuant to Sections 11.1 or 11.2 above, the Participant’s accumulated payroll deductions or contributions that have not been applied to the purchase of Stock shall be returned to the Participant as soon as practical after the withdrawal, without the payment of any interest (subject to Section 9.6), and the Participant’s interest in the Offering and the Plan shall terminate. Such accumulated payroll deductions or contributions may not be applied to any other Offering under the Plan.

SECTION 12. TERMINATION OF EMPLOYMENT

Termination of a Participant’s employment with the Company or a Designated Corporation or Designated Affiliate for any reason (including retirement, death, the Employer ceasing to remain a Designated Corporation or Designated Affiliate) shall immediately terminate the Participant’s participation in the Plan. In such event, the payroll deductions or contributions credited to the Participant’s account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant’s death, to the Participant’s legal representative, and all the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 12 (subject to Section 9.5).

SECTION 13. RESTRICTIONS UPON ASSIGNMENT

13.1 Transferability

An Option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. The Plan Administrator shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant, other than by will or the laws of descent and distribution, of the Participant’s interest in the Plan, of his or her Option or of any rights under his or her Option.

13.2 Beneficiary Designation

If permitted by the Plan Administrator, a Participant may designate on a Company-approved form a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event the Participant dies after the Purchase Date for an Offering but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Plan Administrator, a Participant may designate on a Company-approved form a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event that the Participant dies before the Purchase Date for an Offering. Such designation may be changed by the Participant by following any procedures for making such change prescribed by the Company.

SECTION 14. NO RIGHTS OF SHAREHOLDER UNTIL SHARES ISSUED

With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a shareholder of the Company, and he or she shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, the shares of Stock have been issued following exercise of the Participant’s Option.

11

SECTION 15. LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN

The Plan is intended to provide Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant, therefore, may sell Stock purchased under the Plan at any time he or she chooses subject to compliance with Company policies and any applicable U.S. federal and state and foreign securities laws. A Participant assumes the risk of any market fluctuations in the price of the Stock.

SECTION 16. AMENDMENT OR TERMINATION OF THE PLAN

The Plan Administrator may amend, modify, suspend or terminate the Plan at any time without the approval of the shareholders of the Company; provided, however, that the Company shall obtain shareholder approval of any amendment in such a manner and to such a degree as required by applicable law or government regulation, or the rules of the NASDAQ Stock Market or any stock exchange or national market system on which the shares of Stock may be listed or to comply with Section 423 of the Code. For the avoidance of doubt, the authority to take action under this Section 16 may not be delegated by the Plan Administrator to an officer or other employee.

SECTION 17. NO RIGHTS AS AN EMPLOYEE

Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or an Affiliate or to affect the right of the Company or an Affiliate to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

SECTION 18. ADJUSTMENTS

18.1 Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Stock, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of shares of Stock subject to the Plan as set forth in Section 4, (ii) the maximum number and kind of securities that are subject to any outstanding Option and the per share price of such securities and (iii) the maximum number and kind of shares of Stock that may be purchased by a Participant in a Purchase Period. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Change in Control Transaction shall not be governed by this Section 18.1 but shall be governed by Section 18.2.

18.2 Change in Control Transaction

In the event of a proposed Change in Control Transaction, each outstanding Option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Corporation”). In the event that the Successor Corporation refuses to assume or substitute for the Option, any Offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Change in Control Transaction. The Board shall notify each Participant, prior to the new Purchase Date, that the Purchase Date for the Participant’s Option has been changed to the new Purchase Date and that the Participant’s Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from an Offering then in progress or the Plan as provided in Section 11.

12

18.3 Limitations

The grant of Options shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 19. CONDITIONS UPON ISSUANCE OF SHARES

Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of shares of Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability or impracticability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares of Stock under the Plan, or the approval of any securities exchange or market system upon which the Stock may then be listed, if any, deemed by the Company’s legal counsel to be necessary to the issuance and sale of any shares of Stock under the Plan in compliance with the requirements of such securities exchange or market system, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority or approval shall not have been obtained. As a condition to the exercise of an Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

SECTION 20. SECTION 409A

The Section 423 Plan is exempt from the application of Section 409A of the Code (“Section 409A”) and any ambiguities herein shall be interpreted to so be exempt from Section 409A. The Non-423 Plan is intended to be exempt from the application of Section 409A under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Plan Administrator determines that an Option granted under the Plan may be subject to Section 409A or that any provision in the Plan would cause an Option under the Plan to be subject to Section 409A, the Plan Administrator may amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Plan Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such options to comply with Section 409A, but only to the extent any such amendments or action by the Plan Administrator would not violate Section 409A. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the Option under the Plan that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Plan Administrator with respect thereto.

SECTION 21. TAX QUALIFICATION

Although the Company may endeavor to (i) qualify an Option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 20. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

SECTION 22. TERM OF PLAN

Subject to Section 23 of the Plan, the Plan shall become effective upon its adoption by the Board. The Plan shall continue until the earlier to occur of (a) termination of the Plan by the Plan Administrator (pursuant to Section 16

13

above), (b) issuance of all of the shares of Stock reserved for issuance under the Plan, or (c) ten (10) years from the adoption of the Plan by the Board.

SECTION 23. SHAREHOLDER APPROVAL

The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under U.S. state corporate laws, U.S. federal and state securities laws, the Code and/or any stock exchange or quotation system on which the Stock is listed or quoted.

SECTION 24. SEVERABILITY

If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

SECTION 25. HEADINGS

Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan.

SECTION 26. GOVERNING LAW

The Plan and all determinations made and actions taken hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington, without giving effect to such state’s conflict of laws principles.

14

Driving Directions to Itron Annual Meeting of Shareholders:

From the West: Take Interstate 90 East to Liberty Lake, Washington Exit (No. 296). Exit the Interstate and continue straight onto East Appleway Avenue. Proceed one mile and turn right onto North Molter Road. Turn right into Itron driveway at 2111 North Molter Road.

From the East: Take Interstate 90 West to Liberty Lake, Washington Exit (No. 296). Exit the Interstate and at stop sign, turn left onto North Harvard Rd. Proceed to stoplight and turn left onto East Appleway Avenue. Proceed one mile and turn right onto North Molter Road. Turn right into Itron driveway at 2111 North Molter Road.

For questions, call 509-924-9900.

101234CP-01

Itron, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Friday, May 4, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/itri

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Itron, Inc.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/itri

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear Itron, Inc. Shareholder:

The 2012 Annual Meeting of Shareholders of Itron, Inc. (the “Company”) will be held at the principal executive offices of the Company, 2111 North Molter Road, Liberty Lake, Washington, on Friday, May 4, 2012, at 8:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect three directors to the Company’s Board of Directors;

(2) to hold an advisory vote on executive compensation;

(3) to approve the adoption of the Itron, Inc. 2012 Employee Stock Purchase Plan;

(4) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year; and

(5) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 2, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

19206

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on the back cover of the Proxy Statement.

Meeting Location:

Itron, Inc. In the Atrium

2111 North Molter Road Liberty Lake, Washington 99019

The following materials are available for you to review online:

the Company’s 2012 Proxy Statement (including all attachments thereto);

the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and

any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/itri

The Proxy Materials for Itron, Inc. are available to review at:

http://www.proxyvoting.com/itri

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

19206

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Itron, Inc.

INTERNET http://www.proxyvoting.com/itri

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope before April 30, 2012.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Fulfillment 19206 19212

FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES:

Please mark your votes as X

1. ELECTION OF DIRECTORS indicated in this example

FOR AGAINST ABSTAIN

1.1 Kirby A. Dyess

1.2 LeRoy D. Nosbaum

1.3 Graham M. Wilson

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

2. PROPOSAL TO APPROVE THE ADVISORY (NON-BINDING) RESOLUTION RELATING TO EXECUTIVE COMPENSATION.

3. PROPOSAL TO APPROVE THE ITRON, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN.

4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.

FOR AGAINST ABSTAIN

I plan to attend the Annual Meeting.

YES

IMPORTANT – PLEASE DATE AND SIGN BELOW

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AND FOR THE OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Mark Here for Address Change or Comments

SEE REVERSE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature Signature Date

You can now access your Itron, Inc. account online.

Access your Itron, Inc. account online via Investor ServiceDirect® (ISD).

The transfer agent for Itron, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status • View payment history for dividends

• View certificate history • Make address changes

• View book-entry information • Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Shareholder Meeting to be held on May 4, 2012. The Proxy Statement and the Annual Report to security holders are available at: http://www.proxyvoting.com/itri

FOLD AND DETACH HERE

ITRON, INC.

This Proxy is solicited by Itron’s Board of Directors for the Annual Meeting of Shareholders to be held on May 4, 2012

The undersigned hereby appoint(s) LeRoy D. Nosbaum and John W. Holleran and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Itron, Inc. held of record by the undersigned on March 2, 2012, at the Annual Meeting of Shareholders of Itron to be held at the principal executive offices of Itron, Inc., 2111 N. Molter Road, -in the Atrium, Liberty Lake, Washington 99019, at 8:00 a.m., local time, on Friday, May 4, 2012, with authority to vote upon the matters listed in this proxy and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AND FOR THE OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Change/Comments

(Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

19206

Fulfillment 19212

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/itri

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote by Internet or by telephone, it is NOT necessary to mail back your voting form/proxy. To vote by mail, mark, sign and date this form and return it in the enclosed postage-paid envelope before April 30, 2012.

Your Internet or telephone vote authorizes Fidelity to vote your shares in the same manner as if you marked, signed and returned the enclosed voting form.

19212-gr

FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES:

Please mark your votes as

1. ELECTION OF DIRECTORS indicated in this example X

FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING: FOR AGAINST ABSTAIN

1.1 Kirby A. Dyess 2. PROPOSAL TO APPROVE THE ADVISORY (NON-BINDING) RESOLUTION RELATING TO

EXECUTIVE COMPENSATION.

1.2 LeRoy D. Nosbaum 3. PROPOSAL TO APPROVE THE ITRON, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN.

1.3 Graham M. Wilson 4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.

I plan to attend the Annual Meeting.

YES

IMPORTANT – PLEASE DATE AND SIGN BELOW

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AND FOR THE OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Mark Here for Address Change or Comments

SEE REVERSE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature Signature Date

Important notice regarding the Internet availability of proxy materials for the Shareholder Meeting to be held on May 4, 2012. The Proxy Statement and the Annual Report to security holders are available at: http://www.proxyvoting.com/itri

FOLD AND DETACH HERE

PROXY

ITRON, INC.

Annual Meeting May 4, 2012

Fidelity Management Trust Company (“Fidelity”), as Trustee of the Itron, Inc. Incentive Savings Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by Fidelity as holder of record. Fidelity will vote your securities in accordance with your wishes if you execute this form and return it promptly in the enclosed business reply envelope, or provide directions via the telephone or internet, as described elsewhere in this form. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For this meeting, to the extent of its authority to vote securities in the absence of participant instructions, unless otherwise required by law, Fidelity will not vote any allocated shares with respect to which Fidelity does not receive timely voting directions. In order to ensure that your securities are voted as you wish, please provide your vote directions by April 30, 2012.

Fidelity Management Trust Company

Address Change/Comments

(Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

19212-gr